UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08565

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 12

(This Form N-CSR relates solely to the Registrant’s: Prudential QMA Long-Short Equity Fund, Prudential Short Duration Muni High Income Fund and Prudential US Real Estate Fund)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	3/31/2017

Date of reporting period:	3/31/2017

Item 1 –	Reports to Stockholders

PRUDENTIAL US REAL ESTATE FUND

ANNUAL REPORT

MARCH 31, 2017

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Objective: Capital appreciation and income

Highlights

PRUDENTIAL US REAL ESTATE FUND

•

Stock selection in, and an underweight allocation to, the specialty sector against the FTSE NAREIT Equity REITs Index (the Index) was the most beneficial contributor to the Fund’s relative performance. A specialty real estate security invests in non-traditional properties such as cell phone towers, cold storage warehouses, transportation and energy infrastructure, or other types of properties.

•	Hotel securities also performed well, while an underweight allocation to the health care sector and overweight allocation to the residential sector slightly boosted relative performance.

•

Stock selection among office stocks was notably unfavorable and an overweight allocation to the sector had a negative impact on relative results. While stock selection and asset allocation both had negative impacts on performance in the office sector, stock selection’s impact was much larger.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential US Real Estate Fund informative and useful. The report covers performance for the 12-month period ended March 31, 2017. We are proud to announce that Prudential Investments became PGIM® Investments, effective April 3, 2017. Why PGIM? This new name was chosen to further align with the global investment management businesses of Prudential Financial, which rebranded from Prudential Investment Management in January 2016. This new name allows for one brand and reflects our ability and commitment to delivering investment solutions to clients around the globe. Please keep in mind that only the Fund adviser’s name was changed: The name of your Fund and its management and operation did not change.

The reporting period was dominated by headline events. Most prominent was the surprising end to a dramatic US election season, as Donald Trump was elected 45th president of the US. In the wake of the election, investor sentiment was positive for both the economy and the markets in anticipation of a more pro-business environment under a Trump-led administration. Another major headline event was Brexit—the term used to represent Britain’s decision to leave the European Union. This referendum raised further economic and political uncertainty over the future of existing trade and commerce agreements. Meanwhile, the US economy’s recovery strengthened as labor markets tightened.

Equity markets in the US reached new highs as stocks experienced powerful gains after the US election, as equity investors appeared to believe that the new administration would quickly implement measures to boost growth. European stocks generally advanced as the eurozone economy continued to experience slow growth. Most Asian markets gained. In aggregate, emerging markets turned in very strong results.

In a move widely anticipated by the markets, the Federal Reserve raised its federal funds rate by 0.25% during its December 2016 policy meeting. On March 15, the Federal Reserve decided to hike rates by 0.25%. Additional rate hikes are planned for 2017. Overall, fixed income markets experienced mixed returns, as rising interest rates and concerns over potential inflation jolted bond markets later in the period.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, the 9th-largest global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart Parker, President

Prudential US Real Estate Fund

May 15, 2017

Prudential US Real Estate Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/17 (with Sales Charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–4.55	6.92	8.41 (12/21/10)
Class B	–4.11	7.17	8.60 (12/21/10)
Class C	–0.61	7.33	8.58 (12/21/10)
Class Z	1.26	8.41	9.66 (12/21/10)

	Average Annual Total Returns as of 3/31/17 (without Sales Charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	1.01	8.13	9.39 (12/21/10)
Class B	0.26	7.32	8.60 (12/21/10)
Class C	0.26	7.33	8.58 (12/21/10)
Class Z	1.26	8.41	9.66 (12/21/10)
FTSE NAREIT Equity REITs Index	3.56	9.99	11.11
S&P 500 Index	17.15	13.29	12.98
Lipper Equity Real Estate Funds Average	3.29	8.84	10.01

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential US Real Estate Fund (Class A shares) with a similar investment in the FTSE NAREIT Equity REITs Index, by portraying the initial account values at the commencement of operations for Class A shares (December 21, 2010) and the account values at the end of the current fiscal year (March 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years.

Prudential US Real Estate Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5&6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

FTSE NAREIT Equity REITs Index—The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REITs Index is an unmanaged index which measures the performance of all REITs listed on the New York Stock Exchange, the NASDAQ National Market, and the NYSE MKT LLC. The Index is designed to reflect the performance of all publicly-traded equity REITs as a whole.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Equity Real Estate Funds Average—The Lipper Equity Real Estate Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Equity Real Estate Funds category for the periods noted. Funds in the Lipper Average invest their portfolios primarily in shares of domestic companies engaged in the real estate industry.

Investors cannot invest directly in an index or average. The securities in the Indexes may be very different from those in the Fund. Index returns do not include the effect of sales charges and operating expenses of a mutual fund or taxes and would be lower if they did. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

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Five Largest Holdings expressed as a percentage of net assets as of 3/31/17 (%)
Ventas, Inc., Health Care REITs	5.3
Simon Property Group, Inc., Retail REITs	4.9
Equity Residential, Residential REITs	4.4
Equinix, Inc., Specialized REITs	3.6
Digital Realty Trust, Inc., Specialized REITs	3.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 3/31/17 (%)
Retail REITs	19.9
Residential REITs	17.5
Specialized REITs	15.2
Office REITs	13.1
Health Care REITs	10.6

Industry weightings reflect only long-term investments and are subject to change.

Prudential US Real Estate Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential US Real Estate Fund’s Class A shares gained 1.01% over the 12-month period ended March 31, 2017. Over the same period, the FTSE NAREIT Equity REITs Index (the Index) returned 3.56% and the Lipper Equity Real Estate Funds Average returned 3.29%. The S&P 500 Index returned 17.15%.

What were conditions like in the US real estate securities market?

Real estate investment trust (REIT) returns were primarily driven by the potential for reflation and new government policy, interest rate movements, and continued strong real estate fundamentals. The economic backdrop remained favorable for REIT fundamentals. The level of jobs growth continued to create ample real estate demand to absorb vacancies and create pricing power in most property types and markets.

However, it did not create much in the form of material supply additions, except for apartments and certain hotel markets. New supply remains well below historical averages and near historical lows at 1.2% of existing supply. Supply additions for long lease duration properties remain well below long-term averages. Supply additions for shorter lease duration properties like apartments, hotels and self-storage are more in line with long-term historical averages. Most importantly though, new construction is down 20% from the post-crisis peak in early 2016.

From a relative valuation perspective, REITs ended the quarter trading at an attractive 5% discount to NAV (net asset value), compared to a 2.8% premium historically.1 As of March 30, 2017, core real estate traded at an 11% discount to NAV. This means the true value of the real estate is important and investors will realize there are discounts and will take advantage of them. Core real estate is considered to be the least risky because they often target stabilized, fully leased, secure investments in major core markets. These include properties with long-term leases in place to high credit tenants and Class A buildings in highly desirable locations. These buildings are often well kept and require little to no improvements on behalf of the new owner.

Certain sectors are trading at very wide discounts relative to their historical levels. A capital (cap) rate is the rate of return on a property based on the expected income that the property will generate. The implied cap rate spreads (yield differentials) of REITs relative to a 10-year Treasury remain wide at roughly 360 basis points (bps), in line with the long term historical average of 360 bps.2 (A basis point is one hundredth of one percent.) When cap rates contract, REITs are more attractive to investors, because they are perceived as less risky. Therefore, that 360 bps spread level provides REITs with a cushion if interest rates increase, as spreads could contract without any deterioration in real estate value.

[1]	Evercore ISI. As of 30-Mar-2017
[2]	Citigroup. As of 30-Mar-2017

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What worked?

•

Stock selection in, and an underweight allocation to, the specialty sector was the most beneficial contributor to the Fund’s relative performance. A specialty REIT invests in non-traditional properties such as cell phone towers, cold storage warehouses, transportation and energy infrastructure, or other types of properties.

•	Hotel securities also performed well, while an underweight allocation to the health care sector and overweight allocation to the residential sector slightly boosted relative performance.

What didn’t work?

•	The office sector was the largest detractor of performance.

•

Stock selection among office stocks was notably unfavorable and an overweight allocation to the sector had a negative impact on relative results. While stock selection and asset allocation both had negative impacts on performance in the office sector, stock selection’s impact was much larger.

•	The data center sector was also a primary detractor, mainly due to the Fund’s underweight allocation, relative to the Index; security selection also had a slight drag on results.

•

Other underperforming sectors included storage and triple net. A triple net refers to a type of lease agreement in which the tenant is responsible for paying the building’s property taxes, insurance, and maintenance.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Equinix, Inc.	0.72	DDR Corp.	–0.24
Public Storage	0.65	Federal Realty Investment Trust	–0.25
Hudson Pacific Properties, Inc.	0.52	Extra Space Storage Inc.	–0.29
Community Healthcare Trust, Inc.	0.50	Life Storage, Inc.	–0.46
First Potomac Realty Trust	0.47	Prologis, Inc.	–0.50

Current outlook

REIT rental rates are expected to continue to improve for the remainder of 2017. At this point in the cycle, PGIM Real Estate would expect most revenue growth to come from rental growth versus occupancy gains. Supply is expected to remain muted in most markets and property types, except for apartments, self-storage and certain hotel markets. Employment centers that focus on technology, healthcare, and media/entertainment are expected to

Prudential US Real Estate Fund	9

Strategy and Performance Overview (continued)

deliver relatively strong jobs growth. PGIM Real Estate will continue to monitor technology-dependent markets for any signs of decelerating demand growth, and is more constructive on energy-related markets, as oil prices show stability and job growth in markets like Houston are stabilizing.

A slow growth, lower rates for a longer time, environment bodes well for US REITs, and offers a valuable combination of income and growth in a volatile market. The wall of capital to be invested in US real estate remains high. PGIM Real Estate is positioned to focus on companies with strong relative internal cash flow growth and strong balance sheets that trade at reasonable valuations relative to their private market value.

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Comments on Largest Holdings

5.3%	Ventas, Inc., Health Care REITs

The Trust owns seniors housing communities, skilled nursing facilities, hospitals, and medical office buildings in the United States and Canada.

4.9%	Simon Property Group, Inc., Retail REITs

Simon Property Group, Inc. is a self-administered and self-managed REIT. The Company owns, develops, and manages retail real estate properties including regional malls, outlet centers, community/lifestyle centers, and international properties.

4.4%	Equity Residential, Residential REITs

The Trust acquires, develops, and manages apartment complexes in the United States.

3.6%	Equinix, Inc., Specialized REITs

Equinix, Inc. operates as a REIT. The Company invests in interconnected data centers. Equinix focuses on developing network and cloud-neutral data center platforms for cloud and information technology, enterprises, network and mobile services providers, as well as for financial companies.

3.0%	Digital Realty Trust, Inc., Specialized REITs

Digital Realty Trust, Inc. owns, acquires, repositions, and manages technology-related real estate. The Company’s properties contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise data center tenants. Digital’s property portfolio is located throughout the United States and in England.

Prudential US Real Estate Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses

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paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential US Real Estate Fund		Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$978.30	1.25%	$6.17
	Hypothetical	$1,000.00	$1,018.70	1.25%	$6.29
Class B	Actual	$1,000.00	$974.40	2.00%	$9.84
	Hypothetical	$1,000.00	$1,014.96	2.00%	$10.05
Class C	Actual	$1,000.00	$974.30	2.00%	$9.84
	Hypothetical	$1,000.00	$1,014.96	2.00%	$10.05
Class Z	Actual	$1,000.00	$979.50	1.00%	$4.94
	Hypothetical	$1,000.00	$1,019.95	1.00%	$5.04

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential US Real Estate Fund	13

Portfolio of Investments

as of March 31, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 98.7%

COMMON STOCKS

Diversified REITs 7.4%
Empire State Realty Trust, Inc. (Class A Stock)	791	$16,326
First Potomac Realty Trust	23,179	238,280
Forest City Realty Trust, Inc. (Class A Stock)	27,957	608,904
Spirit Realty Capital, Inc.	40,754	412,838
STORE Capital Corp.	20,197	482,304

		1,758,652

Health Care REITs 10.6%
Community Healthcare Trust, Inc.	13,197	315,408
MedEquities Realty Trust, Inc.	22,247	249,389
Omega Healthcare Investors, Inc.	4,526	149,313
Physicians Realty Trust	18,595	369,483
Ventas, Inc.	19,609	1,275,369
Welltower, Inc.	2,517	178,254

		2,537,216

Hotel & Resort REITs 7.6%
Chesapeake Lodging Trust	5,803	139,040
DiamondRock Hospitality Co.	46,799	521,809
MGM Growth Properties LLC (Class A Stock)	17,406	470,832
Park Hotels & Resorts, Inc.	14,815	380,301
Sunstone Hotel Investors, Inc.	19,876	304,699

		1,816,681

Industrial REITs 7.4%
Duke Realty Corp.	23,320	612,616
First Industrial Realty Trust, Inc.	12,122	322,809
Prologis, Inc.	8,112	420,851
Rexford Industrial Realty, Inc.	18,572	418,241

		1,774,517

Office REITs 13.1%
Alexandria Real Estate Equities, Inc.	5,152	569,399
Boston Properties, Inc.	3,393	449,267
Columbia Property Trust, Inc.	14,638	325,696
Hudson Pacific Properties, Inc.	20,065	695,052
SL Green Realty Corp.	5,926	631,830
Vornado Realty Trust	4,659	467,344

		3,138,588

See Notes to Financial Statements.

Prudential US Real Estate Fund	15

Portfolio of Investments continued

as of March 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Residential REITs 17.5%
American Campus Communities, Inc.	6,720	$319,805
Camden Property Trust	8,940	719,312
Equity LifeStyle Properties, Inc.	7,286	561,459
Equity Residential	17,043	1,060,416
Essex Property Trust, Inc.	2,855	661,018
Mid-America Apartment Communities, Inc.	2,645	269,102
Monogram Residential Trust, Inc.	31,650	315,551
Sun Communities, Inc.	3,358	269,748

		4,176,411

Retail REITs 19.9%
DDR Corp.	39,987	501,037
Federal Realty Investment Trust	5,213	695,935
GGP, Inc.	4,524	104,866
Macerich Co. (The)	11,117	715,935
National Retail Properties, Inc.	10,030	437,509
Retail Properties of America, Inc. (Class A Stock)	45,596	657,494
Simon Property Group, Inc.	6,772	1,164,987
Taubman Centers, Inc.	7,237	477,787

		4,755,550

Specialized REITs 15.2%
CoreSite Realty Corp.	1,669	150,294
CubeSmart	22,269	578,103
Digital Realty Trust, Inc.	6,793	722,707
Equinix, Inc.	2,128	851,987
Extra Space Storage, Inc.	8,242	613,123
Four Corners Property Trust, Inc.	17,599	401,785
Public Storage	1,411	308,882

		3,626,881

TOTAL LONG-TERM INVESTMENTS (cost $21,350,396)		23,584,496

See Notes to Financial Statements.

16

Description	Shares	Value
SHORT-TERM INVESTMENTS 0.9%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(a)	211,656	$211,656
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund(a)	1	1

TOTAL SHORT-TERM INVESTMENTS (cost $211,657)		211,657

TOTAL INVESTMENTS 99.6% (cost $21,562,053)		23,796,153
Other assets in excess of liabilities 0.4%		90,314

NET ASSETS 100.0%		$23,886,467

The following abbreviations are used in the annual report:

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

(a)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified REITs	$1,758,652	$—	$—
Health Care REITs	2,537,216	—	—
Hotel & Resort REITs	1,816,681	—	—
Industrial REITs	1,774,517	—	—
Office REITs	3,138,588	—	—
Residential REITs	4,176,411	—	—
Retail REITs	4,755,550	—	—
Specialized REITs	3,626,881	—	—
Affiliated Mutual Funds	211,657	—	—

Total	$23,796,153	$—	$—

See Notes to Financial Statements.

Prudential US Real Estate Fund	17

Portfolio of Investments (continued)

as of March 31, 2017

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2017 were as follows (unaudited):

Retail REITs	19.9%
Residential REITs	17.5
Specialized REITs	15.2
Office REITs	13.1
Health Care REITs	10.6
Hotel & Resort REITs	7.6
Industrial REITs	7.4
Diversified REITs	7.4%
Affiliated Mutual Funds	0.9

99.6
Other assets in excess of liabilities	0.4

100.0%

See Notes to Financial Statements.

18

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of March 31, 2017

Assets
Investments at value:
Unaffiliated investments (cost $21,350,396)	$23,584,496
Affiliated investments (cost $211,657)	211,657
Receivable for investments sold	275,269
Dividends receivable	112,303
Receivable for Fund shares sold	34,228
Prepaid expenses	385

Total assets	24,218,338

Liabilities
Payable for investments purchased	256,377
Payable for Fund shares reacquired	33,837
Accrued expenses	33,741
Distribution fee payable	3,297
Management fee payable	2,404
Affiliated transfer agent fee payable	2,215

Total liabilities	331,871

Net Assets	$23,886,467

Net assets were comprised of:
Shares of beneficial interest, at par	$1,992
Paid-in capital in excess of par	21,199,560

21,201,552
Accumulated net realized gain on investment and foreign currency transactions	450,815
Net unrealized appreciation on investments	2,234,100

Net assets, March 31, 2017	$23,886,467

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share, ($4,863,231 ÷ 405,042 shares of beneficial interest issued and outstanding)	$12.01
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price to public	$12.71

Class B
Net asset value, offering price and redemption price per share, ($1,089,343 ÷ 92,248 shares of beneficial interest issued and outstanding)	$11.81

Class C
Net asset value, offering price and redemption price per share, ($1,536,434 ÷ 130,354 shares of beneficial interest issued and outstanding)	$11.79

Class Z
Net asset value, offering price and redemption price per share, ($16,397,459 ÷ 1,364,612 shares of beneficial interest issued and outstanding)	$12.02

See Notes to Financial Statements.

Prudential US Real Estate Fund	21

Statement of Operations

Year Ended March 31, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $3,258)	$535,203
Affiliated dividend income	1,478
Income from securities lending, net (including affiliated income of $11)	17

Total income	536,698

Expenses
Management fee	244,142
Distribution fee—Class A	16,666
Distribution fee—Class B	12,399
Distribution fee—Class C	16,692
Registration fees	63,000
Custodian and accounting fees	60,000
Audit fee	26,000
Transfer agent’s fees and expenses (including affiliated expense of $11,600)	20,000
Legal fees and expenses	20,000
Shareholders’ reports	19,000
Trustees’ fees	10,000
Loan interest expense	1,453
Miscellaneous	18,257

Total expenses	527,609
Less: Management fee waiver and/or expense reimbursement	(140,365)
Distribution fee waiver—Class A	(2,778)

Net expenses	384,466

Net investment income (loss)	152,232

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	3,410,960
In-kind redemptions	1,467,232
Foreign currency transactions	199

4,878,391

Net change in unrealized appreciation (depreciation) on:
Investments	(4,182,455)
Foreign currencies	(23)

(4,182,478)

Net gain (loss) on investment and foreign currency transactions	695,913

Net Increase (Decrease) In Net Assets Resulting From Operations	$848,145

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended March 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$152,232	$799,018
Net realized gain (loss) on investment and foreign currency transactions	4,878,391	1,807,738
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(4,182,478)	(1,878,307)

Net increase (decrease) in net assets resulting from operations	848,145	728,449

Dividends and Distributions
Dividends from net investment income
Class A	(110,959)	(47,609)
Class B	(16,856)	(5,802)
Class C	(22,161)	(6,507)
Class Z	(560,715)	(454,720)

	(710,691)	(514,638)

Distributions from net realized gains
Class A	(651,917)	(360,255)
Class B	(145,776)	(105,714)
Class C	(200,183)	(116,114)
Class Z	(2,153,241)	(2,830,149)

	(3,151,117)	(3,412,232)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	6,896,382	16,984,936
Net asset value of shares issued in reinvestment of dividends and distributions	3,832,323	3,903,922
Cost of shares reacquired	(27,548,452)	(19,274,633)

Net increase (decrease) in net assets from Fund share transactions	(16,819,747)	1,614,225

Total increase (decrease)	(19,833,410)	(1,584,196)

Net Assets:
Beginning of year	43,719,877	45,304,073

End of year(a)	$23,886,467	$43,719,877

(a) Includes undistributed net investment income of:	$—	$381,730

See Notes to Financial Statements.

Prudential US Real Estate Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on October 24, 1997. The Trust currently consists of the following four series: Prudential Global Real Estate Fund, Prudential US Real Estate Fund, Prudential QMA Long-Short Equity Fund and Prudential Short Duration Muni High Income Fund. These financial statements relate only to Prudential US Real Estate Fund (the “Fund”). The Fund is a non-diversified series of the Trust. The financial statements of the other series of the Trust are not presented herein.

The investment objective of the Fund is capital appreciation and income.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Fund consistently follow such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security

24

principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

Prudential US Real Estate Fund	25

Notes to Financial Statements (continued)

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund

26

and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Real Estate Investment Trusts (REITs): The Fund invests in REITs which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or a return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Concentration of Risk: An investment in the Fund will be closely linked to the performance of the real estate markets. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Prudential US Real Estate Fund	27

Notes to Financial Statements (continued)

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest and dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all the investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Real Estate unit. The subadvisory agreement provides that PGIM Real Estate will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM Real Estate is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM Real Estate, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

28

Effective July 1, 2016, the management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .75% of the Fund’s average daily net assets up to and including $1 billion, .73% on the next $2 billion of average daily net assets, .71% on the next $2 billion of average daily net assets, .70% on the next $5 billion of average daily net assets and .69% on the average daily net assets in excess of $10 billion. Prior to July 1, 2016, the management fee paid to PGIM Investments was accrued daily and payable monthly at an annual rate of .90% of the Fund’s average daily net assets up to and including $1 billion, .88% on the next $2 billion of average daily net assets, .86% on the next $2 billion of average daily net assets, .85% on the next $5 billion of average daily net assets and .84% on the average daily net assets in excess of $10 billion. The effective management fee rate, before any waivers and/or expense reimbursement was .80% for the year ended March 31, 2017. The effective management fee rate, net of waivers and/or expense reimbursement was .34%.

Effective July 1, 2016, PGIM Investments has contractually agreed through July 31, 2018, to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares to 1.00% of the Fund’s average daily net assets. Prior to July 1, 2016, PGIM Investments had contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 1.35% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. PIMS has contractually agreed through July 31, 2018, to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $30,706 in front-end sales charges resulting from sales of Class A shares during the year ended March 31, 2017. From these

Prudential US Real Estate Fund	29

Notes to Financial Statements (continued)

fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended March 31, 2017, it received $2,214 and $129 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PGIM Investments, PIMS, and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common trustees, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund) and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the period ended March 31, 2017, PGIM, Inc., was compensated $4 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities, (excluding short-term investments and U.S. Treasuries), for the year ended March 31, 2017, were $37,118,882 and $40,653,117, respectively.

30

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present overdistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to overdistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended March 31, 2017, the adjustments were to decrease overdistributed net investment income by $176,729, decrease accumulated net realized gain on investment and foreign currency transactions by $1,487,209 and increase paid-in capital in excess of par by $1,310,480, due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies, reclassification of dividends, in-kind distributions for shareholder redemptions and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended March 31, 2017, the tax character of dividends paid by the Fund were $1,571,120 from ordinary income and $2,290,688 from long-term capital gains. For the year ended March 31, 2016, the tax character of dividends paid by the Fund were $852,226 from ordinary income and $3,074,644 from long-term capital gains.

As of March 31, 2017, the accumulated undistributed earnings on a tax basis were $4,713 of ordinary income and $839,296 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2017 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$21,955,247	$2,647,285	$(806,379)	$1,840,906

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential US Real Estate Fund	31

Notes to Financial Statements (continued)

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into four classes, designated Class A, Class B, Class C and Class Z.

As of March 31, 2017, Prudential owned 1,263,122 Class Z shares of the Fund. At reporting period end, three shareholders of record held 76% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2017:
Shares sold	240,777	$3,125,192
Shares issued in reinvestment of dividends and distributions	60,264	740,909
Shares reacquired	(231,518)	(2,981,968)

Net increase (decrease) in shares outstanding before conversion	69,523	884,133
Shares issued upon conversion from other share class(es)	9,235	120,751
Shares reacquired upon conversion into other share class(es)	(39,225)	(478,117)

Net increase (decrease) in shares outstanding	39,533	$526,767

Year ended March 31, 2016:
Shares sold	111,510	$1,549,638
Shares issued in reinvestment of dividends and distributions	30,657	392,234
Shares reacquired	(204,549)	(2,836,189)

Net increase (decrease) in shares outstanding before conversion	(62,382)	(894,317)
Shares issued upon conversion from other share class(es)	2,524	32,658
Shares reacquired upon conversion into other share class(es)	(13,913)	(194,677)

Net increase (decrease) in shares outstanding	(73,771)	$(1,056,336)

32

Class B	Shares	Amount
Year ended March 31, 2017:
Shares sold	13,597	$185,880
Shares issued in reinvestment of dividends and distributions	13,185	159,841
Shares reacquired	(24,618)	(311,930)

Net increase (decrease) in shares outstanding before conversion	2,164	33,791
Shares reacquired upon conversion into other share class(es)	(4,312)	(55,371)

Net increase (decrease) in shares outstanding	(2,148)	$(21,580)

Year ended March 31, 2016:
Shares sold	1,207	$16,701
Shares issued in reinvestment of dividends and distributions	8,792	110,699
Shares reacquired	(37,118)	(497,117)

Net increase (decrease) in shares outstanding before conversion	(27,119)	(369,717)
Shares reacquired upon conversion into other share class(es)	(2,557)	(32,658)

Net increase (decrease) in shares outstanding	(29,676)	$(402,375)

Class C
Year ended March 31, 2017:
Shares sold	45,835	$611,002
Shares issued in reinvestment of dividends and distributions	18,301	220,410
Shares reacquired	(39,224)	(484,354)

Net increase (decrease) in shares outstanding before conversion	24,912	347,058
Shares reacquired upon conversion into other share class(es)	(5,061)	(65,380)

Net increase (decrease) in shares outstanding	19,851	$281,678

Year ended March 31, 2016:
Shares sold	15,384	$206,851
Shares issued in reinvestment of dividends and distributions	9,313	117,096
Shares reacquired	(35,360)	(465,604)

Net increase (decrease) in shares outstanding before conversion	(10,663)	$(141,657)

Class Z
Year ended March 31, 2017:
Shares sold	211,906	$2,974,308
Shares issued in reinvestment of dividends and distributions	215,187	2,711,163
Shares reacquired	(1,720,388)	(23,770,200)

Net increase (decrease) in shares outstanding before conversion	(1,293,295)	(18,084,729)
Shares issued upon conversion from other share class(es)	39,195	478,117

Net increase (decrease) in shares outstanding	(1,254,100)	$(17,606,612)

Year ended March 31, 2016:
Shares sold	1,116,124	$15,211,746
Shares issued in reinvestment of dividends and distributions	256,269	3,283,893
Shares reacquired	(1,146,552)	(15,475,723)

Net increase (decrease) in shares outstanding before conversion	225,841	3,019,916
Shares issued upon conversion from other share class(es)	13,906	194,677

Net increase (decrease) in shares outstanding	239,747	$3,214,593

Prudential US Real Estate Fund	33

Notes to Financial Statements (continued)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. Prior to October 6, 2016, the Funds had a prior SCA that provided a commitment of $900 million in which the Funds paid an annualized commitment fee of .11% of the unused portion of the prior SCA. For the SCA and the prior SCA, the Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. The interest on borrowings under each SCA is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

The Fund utilized the SCA during the year ended March 31, 2017. The average balance for the 58 days that the Fund had loans outstanding was $520,310, borrowed at a weighted average interest rate of 1.73%. The maximum loan balance outstanding during the period was $1,803,000. At March 31, 2017, the Fund did not have an outstanding loan balance.

Note 8. In-Kind Redemption

During the year ended March 31, 2017, the Fund settled the redemption of certain fund shares by delivery of certain portfolio securities in lieu of cash. The value of such securities was $15,365,333. Additionally, cash of $236,538 was transferred in-kind. In-kind redemption gains and losses are excluded from the calculation of the Fund’s taxable gain (loss) for federal income tax purposes.

Note 9. Recent Accounting Pronouncements and Reporting Updates

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are

34

generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Note 10. Other

At the Fund’s Board meeting in March, 2017, the Board of Trustees approved a change in the methodology of allocating certain expenses, like Transfer Agency (including sub-transfer agency and networking) and Blue Sky fees. The impact to the net assets of the Fund and individual share classes is not ascertainable at the present time. Management expects to implement the changes by December 31, 2017.

Prudential US Real Estate Fund	35

Financial Highlights

Class A Shares
	Year Ended March 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$13.71	$14.80	$12.78	$12.86	$11.75
Income (loss) from investment operations:
Net investment income (loss)	.06	.21	.15	.10	.07
Net realized and unrealized gain (loss) on investments	.07	(.11)	2.74	.39	1.39
Total from investment operations	.13	.10	2.89	.49	1.46
Less Dividends and Distributions:
Dividends from net investment income	(.27)	(.14)	(.13)	(.10)	(.06)
Distributions from net realized gains	(1.56)	(1.05)	(.74)	(.47)	(.29)
Total dividends and distributions	(1.83)	(1.19)	(.87)	(.57)	(.35)
Net Asset Value, end of year	$12.01	$13.71	$14.80	$12.78	$12.86
Total Return(a):	1.01%	1.28%	23.06%	4.20%	12.70%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,863	$5,013	$6,502	$3,080	$2,027
Average net assets (000)	$5,555	$4,850	$4,728	$2,687	$1,234
Ratios to average net assets(c):
Expense After Waivers and/or Expense Reimbursement	1.34%	1.61% (d)	1.60%	1.60%	1.60%
Expense Before Waivers and/or Expense Reimbursement	1.92%	1.73% (d)	1.85%	2.05%	1.96%
Net investment income (loss)	0.43%	1.53%	1.06%	.79%	.61%
Portfolio turnover rate	122%	156%	98%	66%	53%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Includes 0.01% of loan interest expense.

See Notes to Financial Statements.

36

Class B Shares
	Year Ended March 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$13.51	$14.62	$12.67	$12.78	$11.72
Income (loss) from investment operations:
Net investment income (loss)	(.04)	.11	.05	.03	(.02)
Net realized and unrealized gain (loss) on investments	.07	(.11)	2.69	.37	1.38
Total from investment operations	.03	-	2.74	.40	1.36
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.06)	(.05)	(.04)	(.01)
Distributions from net realized gains	(1.56)	(1.05)	(.74)	(.47)	(.29)
Total dividends and distributions	(1.73)	(1.11)	(.79)	(.51)	(.30)
Net Asset Value, end of year	$11.81	$13.51	$14.62	$12.67	$12.78
Total Return(a):	.26%	.52%	22.05%	3.53%	11.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,089	$1,276	$1,814	$1,067	$1,380
Average net assets (000)	$1,240	$1,443	$1,480	$1,244	$950
Ratios to average net assets(c):
Expense After Waivers and/or Expense Reimbursement	2.09%	2.36% (d)	2.35%	2.35%	2.35%
Expense Before Waivers and/or Expense Reimbursement	2.61%	2.43% (d)	2.55%	2.73%	2.66%
Net investment income (loss)	(.35)%	.80%	.35%	.21%	(.13)%
Portfolio turnover rate	122%	156%	98%	66%	53%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Includes 0.01% of loan interest expense.

See Notes to Financial Statements.

Prudential US Real Estate Fund	37

Financial Highlights (continued)

Class C Shares
	Year Ended March 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$13.49	$14.60	$12.65	$12.76	$11.70
Income (loss) from investment operations:
Net investment income (loss)	(.05)	.11	.04	.02	(.01)
Net realized and unrealized gain (loss) on investments	.08	(.11)	2.70	.38	1.37
Total from investment operations	.03	-	2.74	.40	1.36
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.06)	(.05)	(.04)	(.01)
Distributions from net realized gains	(1.56)	(1.05)	(.74)	(.47)	(.29)
Total dividends and distributions	(1.73)	(1.11)	(.79)	(.51)	(.30)
Net Asset Value, end of year	$11.79	$13.49	$14.60	$12.65	$12.76
Total Return(a):	0.26%	.53%	22.09%	3.54%	11.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,536	$1,491	$1,769	$854	$690
Average net assets (000)	$1,669	$1,543	$1,244	$824	$401
Ratios to average net assets(c):
Expense After Waivers and/or Expense Reimbursement	2.08%	2.36% (d)	2.35%	2.35%	2.35%
Expense Before Waivers and/or Expense Reimbursement	2.62%	2.43% (d)	2.55%	2.75%	2.65%
Net investment income (loss)	(.39)%	.80%	.31%	.12%	(.12)%
Portfolio turnover rate	122%	156%	98%	66%	53%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Includes 0.01% of loan interest expense.

See Notes to Financial Statements.

38

Class Z Shares
	Year Ended March 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$13.72	$14.80	$12.79	$12.86	$11.75
Income (loss) from investment operations:
Net investment income (loss)	.08	.26	.19	.14	.11
Net realized and unrealized gain (loss) on investments	.09	(.12)	2.72	.39	1.38
Total from investment operations	.17	.14	2.91	.53	1.49
Less Dividends and Distributions:
Dividends from net investment income	(.31)	(.17)	(.16)	(.13)	(.09)
Distributions from net realized gains	(1.56)	(1.05)	(.74)	(.47)	(.29)
Total dividends and distributions	(1.87)	(1.22)	(.90)	(.60)	(.38)
Net Asset Value, end of year	$12.02	$13.72	$14.80	$12.79	$12.86
Total Return(a):	1.26%	1.56%	23.27%	4.55%	12.96%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16,397	$35,941	$35,218	$28,037	$22,749
Average net assets (000)	$22,153	$36,976	$29,979	$21,876	$20,014
Ratios to average net assets(c):
Expense After Waivers and/or Expense Reimbursement	1.13%	1.36% (d)	1.35%	1.35%	1.35%
Expense Before Waivers and/or Expense Reimbursement	1.56%	1.43% (d)	1.55%	1.74%	1.69%
Net investment income (loss)	.63%	1.90%	1.34%	1.08%	.90%
Portfolio turnover rate	122%	156%	98%	66%	53%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Includes 0.01% of loan interest expense.

See Notes to Financial Statements.

Prudential US Real Estate Fund	39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 12:

We have audited the accompanying statement of assets and liabilities of Prudential US Real Estate Fund (the “Fund”), one of the four funds constituting Prudential Investment Portfolios 12, including the portfolio of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 24, 2017

40

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended March 31, 2017, the Fund reported the maximum amount allowed per share but not less than $1.09 per share for Class A, B, C and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

Prudential US Real Estate Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Ellen S. Alberding (59) Board Member Portfolios Overseen: 87	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (64) Board Member Portfolios Overseen: 87	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Linda W. Bynoe (64) Board Member Portfolios Overseen: 87	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential US Real Estate Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Keith F. Hartstein (60) Board Member & Independent Chair Portfolios Overseen: 87	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 87	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Richard A. Redeker (73) Board Member & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 87	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Stuart S. Parker (54) Board Member & President Portfolios Overseen: 87	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 87	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Grace C. Torres* (57) Board Member Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2001; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential US Real Estate Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014

Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, PGIM Investments LLC (since April 2004); and Director, Compliance, PGIM Investments LLC (2001-2004).	Since 2008

Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since 2016

M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006

Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014

Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

Prudential US Real Estate Fund

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10281

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential US Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL US REAL ESTATE FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PJEAX	PJEBX	PJECX	PJEZX
CUSIP	744336603	744336702	744336801	744336884

MF209E

PRUDENTIAL QMA LONG-SHORT EQUITY FUND

ANNUAL REPORT

MARCH 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term capital appreciation

Highlights

PRUDENTIAL QMA LONG-SHORT EQUITY FUND

•

The Fund achieved solid positive returns with lower volatility than the S&P 500 Index. The Fund used a bottom-up stock selection strategy that has a net market exposure range of between 20-80%. Net exposure is the percentage difference between a fund’s long and short exposure. The Fund bought stocks that had sound earnings potential, high quality, and better valuation than industry peers. Subsequently, the Fund shorted stocks with the opposite characteristics.

•

Overall, value stocks ultimately helped performance for the full year. Stocks that were attractively priced outperformed those unattractively priced. Long and short positions based on value benefited the Fund the most. While stock selection was strong across several sectors, positions in the financials and information technology sectors contributed most to performance.

•

The Fund’s short positions underperformed long positions, which was a benefit to the Fund because the Fund focuses on capturing the spread return between long and short positions. Since longs outperformed shorts, it was a positive spread return. The short positions did a bit better than the overall market, which was a drag on performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial Company. © 2017 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential QMA Long-Short Equity Fund informative and useful. The report covers performance for the 12-month period ended March 31, 2017. We are proud to announce that Prudential Investments became PGIM® Investments, effective April 3, 2017. Why PGIM? This new name was chosen to further align with the global investment management businesses of Prudential Financial, which rebranded from Prudential Investment Management in January 2016. This new name allows for one brand and reflects our ability and commitment to delivering investment solutions to clients around the globe. Please keep in mind that only the Fund adviser’s name was changed: The name of your Fund and its management and operation did not change.

The reporting period was dominated by headline events. Most prominent was the surprising end to a dramatic US election season, as Donald Trump was elected 45th president of the US. In the wake of the election, investor sentiment was positive for both the economy and the markets in anticipation of a more pro-business environment under a Trump-led administration. Another major headline event was Brexit—the term used to represent Britain’s decision to leave the European Union. This referendum raised further economic and political uncertainty over the future of existing trade and commerce agreements. Meanwhile, the US economy’s recovery strengthened as labor markets tightened.

Equity markets in the US reached new highs as stocks experienced powerful gains after the US election, as equity investors appeared to believe that the new administration would quickly implement measures to boost growth. European stocks generally advanced as the eurozone economy continued to experience slow growth. Most Asian markets gained. In aggregate, emerging markets turned in very strong results.

In a move widely anticipated by the markets, the Federal Reserve raised its federal funds rate by 0.25% during its December 2016 policy meeting. On March 15, the Federal Reserve decided to hike rates by 0.25%. Additional rate hikes are planned for 2017. Overall, fixed income markets experienced mixed returns, as rising interest rates and concerns over potential inflation jolted bond markets later in the period.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, the 9th-largest global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart Parker, President

Prudential QMA Long-Short Equity Fund

May 15, 2017

Prudential QMA Long-Short Equity Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/17 (with Sales Charges)
	One Year (%)	Since Inception (%)
Class A	0.33	5.10 (5/29/14)
Class C	4.35	6.42 (5/29/14)
Class Z	6.40	7.49 (5/29/14)

	Average Annual Total Returns as of 3/31/17 (without Sales Charges)
	One Year (%)	Since Inception (%)
Class A	6.17	7.21 (5/29/14)
Class C	5.35	6.42 (5/29/14)
Class Z	6.40	7.49 (5/29/14)
S&P 500 Index	17.15	9.81
Customized Blend Index	8.49	5.02
Lipper Alternative Long/Short Equity Funds Average	6.93	2.22

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential QMA Long-Short Equity Fund (Class A shares) with a similar investment in the S&P 500 Index and the Customized Blend Index, by portraying the initial account values at the commencement of operations for Class A shares (May 29, 2014) and the account values at the end of the current fiscal year (March 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential QMA Long-Short Equity Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

Customized Blend Index—The Customized Blend Index (the Index) is a model portfolio consisting of the S&P 500 Index (50%), which is unmanaged and provides a broad indicator of stock price movements, and the Citigroup 3-Month Treasury Bill Index (50%), which is unmanaged and represents monthly return equivalents of yield averages of the last three-month Treasury Bill issues.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Alternative Long/Short Equity Funds Average—The Lipper Alternative Long/Short Equity Funds Average (Lipper Average) is based on an average return of all funds in the Lipper Alternative Long/Short Equity Funds universe for the periods noted. Funds in the Lipper Alternative Long/Short Equity Funds universe employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and Lipper Average are measured from the closest month-end to the Fund’s inception date, and not from the Fund’s actual inception date.

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Five Largest Holdings—Long Positions* expressed as a percentage of net assets as of 3/31/17 (%)
JPMorgan Chase & Co., Banks	1.8
Bank of America Corp., Banks	1.7
Facebook, Inc., Internet Software & Services	1.7
Alphabet, Inc., Internet Software & Services	1.4
Adobe Systems, Inc., Software	1.3

Holdings reflect only long-term investments and are subject to change.

Five Largest Holdings—Short Positions** expressed as a percentage of net assets as of 3/31/17 (%)
DexCom, Inc., Health Care Equipment & Supplies	(1.4)
TESARO, Inc., Biotechnology	(1.1)
Workday, Inc., Software	(1.1)
Marriott International, Inc., Hotels, Restaurants & Leisure	(1.0)
Splunk, Inc., Software	(1.0)

Five Largest Industries expressed as a percentage of net assets as of 3/31/17 (%)
Software	6.7
Health Care Equipment & Supplies	5.8
Semiconductors & Semiconductor Equipment	4.3
Biotechnology	4.3
Banks	4.0

Industry weightings reflect only long-term investments and are subject to change.

*A long position is defined as buying shares of stock with the expectation of profiting when the share price appreciates.

**A short position is defined as borrowing shares and then selling those shares with the expectation of profiting when the share price depreciates and those shares can be bought back at a cheaper price. Short positions in the Fund are expressed as a negative percentage of net assets.

Prudential QMA Long-Short Equity Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Long-Short Equity Fund’s Class A shares returned 6.17% for the 12-month period ended March 31, 2017, underperforming the 8.49% return of its Customized Blend Index (the Index) and the 17.15% return of the S&P 500 Index. The Fund also underperformed the 6.93% return of the Lipper Alternative Long/Short Equity Funds Average.

What were market conditions?

•

Factors contributing to market volatility in the period included fears of slowing global economic growth; uncertainty about the course of future US Federal Reserve monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and the highly unconventional US presidential election.

•

Risk aversion affected how investors valued different securities. Low-volatility/high-dividend-paying stocks were significant drivers of market returns early in the period with dividend-paying and other “safety” stocks outperforming, and stocks of higher-growth companies, such as those held in the Fund, generally underperforming.

•

Gradually improving economic conditions in many major economies of the world, especially the United States, drove a steady improvement in business sentiment, activity levels, and equity markets in the second half of the period.

•

US equity markets received an additional boost after the election as investors speculated about potential policy initiatives of the new administration, which were expected to favor companies that would benefit from a less onerous regulatory environment, lower corporate tax rates, and infrastructure and defense spending. However, struggles over the direction of key legislation in Congress created uncertainty over how and when specific themes such as tax cuts and spending would be enacted, and negatively affected equities late in the reporting period.

What worked?

•

The Fund bought stocks that were expected to gain in value (long positions) and sold stocks it did not own (short positions). A short sale is done with the expectation that a stock can be bought at a lower price in the future to generate profits. However, if stock prices rally, a short sale can result in a loss, as a fund would have to buy the stock back at a higher price than it was sold.

•

The Fund achieved solid positive returns with lower volatility than the S&P 500 Index. The Fund used a bottom-up stock selection strategy that has a net market exposure range of between 20-80%. Net exposure is the percentage difference between a fund’s long and short exposure. The Fund bought stocks that had sound earnings potential, high quality, and better valuation than industry peers. Subsequently, the Fund shorted stocks with the opposite characteristics.

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•

Over the reporting period, there was variance in what types of characteristics drove stock prices. For example, in the second quarter of 2016, with growing market cautiousness ahead, the more reasonably priced stocks (value stocks) underperformed the market. This hurt performance of the Fund, since it tends to buy stocks that are priced at good value, and short stocks that are overpriced. This situation reversed, however, in the fourth quarter of 2016 following the US Presidential election.

•

Overall, value stocks ultimately helped performance for the full year. Stocks that were attractively priced outperformed those unattractively priced. Long and short positions based on value benefited the Fund the most. While stock selection was strong across several sectors, positions in the financials and information technology sectors contributed most to performance.

•	Risk control through diversification served the Fund well over the reporting period.

•

During periods of performance volatility, it is important to remain diversified to control portfolio volatility. Therefore, the strategy invests in securities based on valuation, earnings growth, and quality regardless of market conditions. The diversification of stock attributes helps navigate different market environments. In addition, the Fund is well diversified, holding hundreds of stocks long and short, which minimizes the effect of any one name on the portfolio. The Fund is also diversified across all dimensions of the market, reducing the Fund’s dependence on inefficiencies in any segment.

What didn’t work?

•

The Fund’s short positions underperformed long positions, which was a benefit to the Fund because the Fund focuses on capturing the spread return between long and short positions. Since longs outperformed shorts, it was a positive spread return. The short positions did a bit better than the overall market, which was a drag on performance.

•

The Fund used a bottom-up stock selection strategy that has a net market exposure range between 20-80%. Net exposure is the percentage difference between a Fund’s long and short exposure. During the period, the Fund had a net market exposure of around 33%, causing the Fund to lag the performance of the broad market.

•

However, consistent with the Fund’s objective, this lower market exposure also helped the Fund maintain a lower volatility profile. The success of the strategy at being able to navigate volatility episodes was visible over the trailing year, during periods surrounding the Brexit vote in June 2016, and the market decline in October 2016 prior to the US Presidential elections.

Prudential QMA Long-Short Equity Fund	9

Strategy and Performance Overview (continued)

•

At a sector level, stock selection within the energy sector detracted from performance. As oil prices began to rise in the second quarter of 2016, low quality, unattractively priced energy names did well. The Fund tended to short these positions, and was long on energy names that were high quality and reasonably priced relative to peers. This positioning hurt performance.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Bank of America Corporation	1.02	bluebird bio, Inc.	–0.36
JPMorgan Chase & Co.	0.76	Splunk Inc.	–0.36
Masimo Corporation	0.70	United States Steel Corporation	–0.51
Nutrisystem, Inc.	0.64	GNC Holdings, Inc. Class A	–0.58
Advanced Energy Industries, Inc.	0.58	TESARO, Inc.	–0.84

Did the Fund use derivatives, and how did they affect performance?

•

The Fund used E-mini S&P 500 futures, which are electronically traded futures in which each contract is one-fifth the size of standard S&P futures. E-mini S&P 500 futures and options are based on the underlying Standard & Poor’s 500 stock index. These futures had a positive effect on the Fund’s performance.

Current outlook

•

QMA’s stock selection strategy is designed to do well in most market conditions. It takes many positions, long and short, in both growth and value stocks across the market capitalization spectrum. This diversification ensures that the Fund is not overexposed to any one company—or market segment—but will potentially benefit from exposure to attractive stocks across the market that are expected to perform well. QMA expects this strategy to potentially drive positive results this year.

•

In the coming year, QMA expects volatility to increase and expects that the strategy should benefit from this effect. Volatility can produce mispricing that is advantageous to quantitative strategies. In addition, the combination of both long and short positions provides between 20-80% exposure to the market. This means that, in QMA’s view, the Fund should fall less than the market when there is downside volatility because it is less than 100% exposed to the market.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses

Prudential QMA Long-Short Equity Fund	11

Fees and Expenses (continued)

paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Long-Short Equity Fund		Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,059.80	2.29%	$11.76
	Hypothetical	$1,000.00	$1,013.51	2.29%	$11.50
Class C	Actual	$1,000.00	$1,056.30	3.07%	$15.74
	Hypothetical	$1,000.00	$1,009.62	3.07%	$15.38
Class Z	Actual	$1,000.00	$1,061.20	2.09%	$10.74
	Hypothetical	$1,000.00	$1,014.51	2.09%	$10.50

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of March 31, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 98.2%

COMMON STOCKS

Aerospace & Defense 2.3%
BWX Technologies, Inc.	53,400	$2,541,840
Huntington Ingalls Industries, Inc.	10,300	2,062,472
Moog, Inc. (Class A Stock)*	8,100	545,535
Spirit AeroSystems Holdings, Inc. (Class A Stock)	45,100	2,612,192
Wesco Aircraft Holdings, Inc.*	10,200	116,280

		7,878,319

Airlines 0.5%
Southwest Airlines Co.	32,800	1,763,328

Auto Components 0.9%
Cooper-Standard Holdings, Inc.*	12,000	1,331,160
LCI Industries	2,900	289,420
Lear Corp.	8,100	1,146,798
Tenneco, Inc.	1,400	87,388
Visteon Corp.*	2,900	284,055

		3,138,821

Banks 4.0%
Bank of America Corp.(a)	248,700	5,866,833
JPMorgan Chase & Co.(a)	70,000	6,148,800
QCR Holdings, Inc.	3,100	131,285
SunTrust Banks, Inc.	29,200	1,614,760

		13,761,678

Beverages 2.1%
Dr. Pepper Snapple Group, Inc.	19,400	1,899,648
National Beverage Corp.	30,100	2,544,353
PepsiCo, Inc.	23,700	2,651,082

		7,095,083

Biotechnology 4.3%
Amgen, Inc.	8,480	1,391,314
Biogen, Inc.*	1,680	459,346
BioSpecifics Technologies Corp.*	4,700	257,560
Bioverativ, Inc.*	840	45,746
Celgene Corp.*(a)	32,600	4,056,418
Concert Pharmaceuticals, Inc.*	19,300	329,258
Gilead Sciences, Inc.	18,000	1,222,560

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	13

Portfolio of Investments (continued)

as of March 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Incyte Corp.*	21,000	$2,807,070
Vertex Pharmaceuticals, Inc.*	36,800	4,024,080

		14,593,352

Building Products 1.8%
Continental Building Products, Inc.*	70,600	1,729,700
Gibraltar Industries, Inc.*	4,800	197,760
NCI Building Systems, Inc.*	76,000	1,303,400
Patrick Industries, Inc.*	10,300	730,270
Trex Co., Inc.*	9,100	631,449
Universal Forest Products, Inc.	15,100	1,487,954

		6,080,533

Capital Markets 1.1%
Goldman Sachs Group, Inc. (The)	13,360	3,069,059
KCG Holdings, Inc. (Class A Stock)*	6,400	114,112
LPL Financial Holdings, Inc.	4,100	163,303
Raymond James Financial, Inc.	4,100	312,666

		3,659,140

Chemicals 1.3%
A Schulman, Inc.	9,500	298,775
Chemours Co. (The)	32,200	1,239,700
GCP Applied Technologies, Inc.*	19,200	626,880
KMG Chemicals, Inc.	2,600	119,782
Koppers Holdings, Inc.*	20,900	885,115
Trinseo SA	20,700	1,388,970

		4,559,222

Commercial Services & Supplies 0.4%
Knoll, Inc.	15,900	378,579
Quad/Graphics, Inc.	20,000	504,800
Steelcase, Inc. (Class A Stock)	24,800	415,400

		1,298,779

Communications Equipment 3.7%
CommScope Holding Co., Inc.*	89,000	3,712,190
F5 Networks, Inc.*	22,400	3,193,568
Juniper Networks, Inc.	68,900	1,917,487
NETGEAR, Inc.*	39,600	1,962,180

See Notes to Financial Statements.

14

Description	Shares	Value
COMMON STOCKS (Continued)

Communications Equipment (cont’d.)
Plantronics, Inc.	32,300	$1,747,753

		12,533,178

Construction & Engineering 1.8%
Comfort Systems USA, Inc.	36,200	1,326,730
EMCOR Group, Inc.	21,900	1,378,605
KBR, Inc.	25,700	386,271
MasTec, Inc.*	78,200	3,131,910

		6,223,516

Consumer Finance 0.0%
Nelnet, Inc. (Class A Stock)	3,400	149,124

Containers & Packaging 1.4%
Crown Holdings, Inc.*	18,200	963,690
Greif, Inc. (Class A Stock)	49,000	2,699,410
Owens-Illinois, Inc.*	19,200	391,296
Packaging Corp. of America	7,200	659,664

		4,714,060

Distributors 0.0%
Genuine Parts Co.	1,600	147,856

Diversified Consumer Services 0.1%
Capella Education Co.	2,900	246,572

Diversified Telecommunication Services 1.0%
AT&T, Inc.	19,400	806,070
Verizon Communications, Inc.(a)	54,300	2,647,125

		3,453,195

Electric Utilities 1.8%
Exelon Corp.	37,100	1,334,858
FirstEnergy Corp.	109,300	3,477,926
PPL Corp.	33,300	1,245,087

		6,057,871

Electrical Equipment 0.2%
Babcock & Wilcox Enterprises, Inc.*	45,200	422,168
EnerSys	1,400	110,516

		532,684

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	15

Portfolio of Investments (continued)

as of March 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components 1.7%
Anixter International, Inc.*	10,200	$808,860
Insight Enterprises, Inc.*	3,800	156,142
Itron, Inc.*	56,500	3,429,550
PC Connection, Inc.	8,000	238,320
SYNNEX Corp.	10,600	1,186,564

		5,819,436

Energy Equipment & Services 0.3%
Archrock, Inc.	28,200	349,680
Unit Corp.*	25,100	606,416

		956,096

Equity Real Estate Investment Trusts (REITs) 2.9%
Apple Hospitality REIT, Inc.	6,400	122,240
Chesapeake Lodging Trust	7,700	184,492
Forest City Realty Trust, Inc. (Class A Stock)	10,600	230,868
Franklin Street Properties Corp.	43,100	523,234
GEO Group, Inc. (The)	62,400	2,893,488
InfraREIT, Inc.	14,200	255,600
Outfront Media, Inc.	38,800	1,030,140
Ryman Hospitality Properties, Inc.	8,800	544,104
Spirit Realty Capital, Inc.	28,700	290,731
Summit Hotel Properties, Inc.	10,000	159,800
VEREIT, Inc.	179,700	1,525,653
WP Carey, Inc.	18,500	1,151,070
Xenia Hotels & Resorts, Inc.	62,800	1,071,996

		9,983,416

Food & Staples Retailing 0.0%
Ingles Markets, Inc. (Class A Stock)	3,900	168,285

Food Products 3.7%
Blue Buffalo Pet Products, Inc.*	67,600	1,554,800
Bunge Ltd.	36,100	2,861,286
Conagra Brands, Inc.	48,100	1,940,354
Fresh Del Monte Produce, Inc.	2,000	118,460
Lamb Weston Holdings, Inc.	16,033	674,348
Sanderson Farms, Inc.	25,500	2,647,920
Tyson Foods, Inc. (Class A Stock)	43,400	2,678,214

		12,475,382

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

Gas Utilities 1.8%
Atmos Energy Corp.	44,800	$3,538,752
UGI Corp.	55,000	2,717,000

		6,255,752

Health Care Equipment & Supplies 5.8%
Abbott Laboratories	37,800	1,678,698
Baxter International, Inc.	61,400	3,184,204
C.R. Bard, Inc.	7,780	1,933,641
Danaher Corp.	41,000	3,506,730
Edwards Lifesciences Corp.*	6,640	624,625
Hill-Rom Holdings, Inc.	14,100	995,460
Hologic, Inc.*	75,400	3,208,270
IDEXX Laboratories, Inc.*	5,000	773,050
Masimo Corp.*(a)	40,200	3,749,052

		19,653,730

Health Care Providers & Services 3.3%
Express Scripts Holding Co.*	47,000	3,097,770
Magellan Health, Inc.*	9,700	669,785
UnitedHealth Group, Inc.(a)	25,100	4,116,651
WellCare Health Plans, Inc.*	24,300	3,407,103

		11,291,309

Health Care Technology 1.2%
Cerner Corp.*	68,600	4,037,110

Hotels, Restaurants & Leisure 1.6%
Bloomin’ Brands, Inc.	88,600	1,748,078
Bojangles’, Inc.*	6,700	137,350
Choice Hotels International, Inc.	6,800	425,680
Denny’s Corp.*	14,800	183,076
Extended Stay America, Inc., UTS	92,100	1,468,074
McDonald’s Corp.	4,900	635,089
Potbelly Corp.*	9,200	127,880
Ruth’s Hospitality Group, Inc.	31,600	633,580
Texas Roadhouse, Inc.	5,700	253,821

		5,612,628

Household Durables 2.8%
D.R. Horton, Inc.	98,900	3,294,359
Flexsteel Industries, Inc.	3,800	191,520
La-Z-Boy, Inc.	43,200	1,166,400

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	17

Portfolio of Investments (continued)

as of March 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables (cont’d.)
NVR, Inc.*	1,660	$3,497,421
Taylor Morrison Home Corp. (Class A Stock)*	63,700	1,358,084

		9,507,784

Independent Power & Renewable Electricity Producers 0.5%
AES Corp.	45,700	510,926
Atlantica Yield PLC (Spain)	55,500	1,163,280

		1,674,206

Industrial Conglomerates 0.8%
Carlisle Cos., Inc.	25,300	2,692,173

Insurance 0.3%
Alleghany Corp.*	300	184,398
Unum Group	16,500	773,685

		958,083

Internet & Direct Marketing Retail 1.8%
1-800-Flowers.com, Inc. (Class A Stock)*	52,500	535,500
FTD Cos., Inc.*	13,100	263,834
HSN, Inc.	7,300	270,830
Liberty Interactive Corp. QVC Group (Class A Stock)*	36,200	724,724
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	24,900	351,090
Nutrisystem, Inc.	70,600	3,918,300

		6,064,278

Internet Software & Services 3.9%
Alphabet, Inc. (Class A Stock)*	1,400	1,186,920
Alphabet, Inc. (Class C Stock)*(a)	5,762	4,779,925
Bankrate, Inc.*	58,200	561,630
Blucora, Inc.*	25,200	435,960
CoStar Group, Inc.*	1,100	227,942
Facebook, Inc. (Class A Stock)*(a)	40,600	5,767,230
LogMeIn, Inc.	1,340	130,650
RetailMeNot, Inc.*	18,400	149,040

		13,239,297

IT Services 2.1%
Booz Allen Hamilton Holding Corp.	35,400	1,252,806
CACI International, Inc. (Class A Stock)*	7,700	903,210
Cardtronics PLC (Class A Stock)*	9,000	420,750

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services (cont’d.)
DST Systems, Inc.	1,900	$232,750
First Data Corp. (Class A Stock)*	142,000	2,201,000
Hackett Group, Inc. (The)	24,800	483,352
Leidos Holdings, Inc.	19,200	981,888
Total System Services, Inc.	1,100	58,806
Travelport Worldwide Ltd.	41,500	488,455

		7,023,017

Leisure Products 0.5%
American Outdoor Brands Corp.*	82,100	1,626,401

Life Sciences Tools & Services 1.0%
Bruker Corp.	47,300	1,103,509
Charles River Laboratories International, Inc.*	4,300	386,785
PRA Health Sciences, Inc.*	8,300	541,409
VWR Corp.*	51,300	1,446,660

		3,478,363

Machinery 2.6%
Crane Co.	1,500	112,245
Fortive Corp.	9,900	596,178
Global Brass & Copper Holdings, Inc.	16,000	550,400
Harsco Corp.*	16,500	210,375
Lydall, Inc.*	8,700	466,320
Mueller Industries, Inc.	3,900	133,497
Oshkosh Corp.	45,600	3,127,704
SPX Corp.*	52,000	1,261,000
SPX FLOW, Inc.*	8,200	284,622
Wabash National Corp.	109,200	2,259,348

		9,001,689

Media 1.1%
Cinemark Holdings, Inc.	60,200	2,669,268
News Corp. (Class A Stock)	22,800	296,400
TEGNA, Inc.	26,300	673,806
Tribune Media Co. (Class A Stock)	5,800	216,166

		3,855,640

Metals & Mining 2.8%
Newmont Mining Corp.	19,800	652,608
Nucor Corp.	47,200	2,818,784

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	19

Portfolio of Investments (continued)

as of March 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
Steel Dynamics, Inc.(a)	115,400	$4,011,304
Worthington Industries, Inc.	42,600	1,920,834

		9,403,530

Mortgage Real Estate Investment Trusts (REITs) 0.5%
Chimera Investment Corp.	92,800	1,872,704

Multi-Utilities 1.0%
MDU Resources Group, Inc.	112,600	3,081,862
Public Service Enterprise Group, Inc.	6,000	266,100

		3,347,962

Multiline Retail 1.6%
Dillard’s, Inc. (Class A Stock)	5,980	312,395
Kohl’s Corp.	55,800	2,221,398
Macy’s, Inc.	94,500	2,800,980

		5,334,773

Oil, Gas & Consumable Fuels 3.6%
Devon Energy Corp.	43,000	1,793,960
Marathon Petroleum Corp.	44,600	2,254,084
Newfield Exploration Co.*	101,700	3,753,747
Tesoro Corp.	33,100	2,683,086
Valero Energy Corp.	27,800	1,842,862

		12,327,739

Paper & Forest Products 0.7%
KapStone Paper & Packaging Corp.	108,800	2,513,280

Personal Products 0.2%
Avon Products, Inc.*	77,400	340,560
Medifast, Inc.	6,900	306,153

		646,713

Pharmaceuticals 1.8%
Heska Corp.*	3,800	398,924
Jazz Pharmaceuticals PLC*	22,000	3,192,860
Mallinckrodt PLC*	50,500	2,250,785
Sucampo Pharmaceuticals, Inc. (Class A Stock)*	19,000	209,000

		6,051,569

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Professional Services 0.5%
Insperity, Inc.	17,500	$1,551,375

Real Estate Management & Development 0.2%
Marcus & Millichap, Inc.*	23,400	575,172
RMR Group, Inc. (The) (Class A Stock)	4,000	198,000

		773,172

Semiconductors & Semiconductor Equipment 4.3%
Advanced Energy Industries, Inc.*	51,600	3,537,696
Alpha & Omega Semiconductor Ltd.*	17,400	299,106
Amkor Technology, Inc.*	23,300	270,047
Applied Materials, Inc.(a)	105,200	4,092,280
Brooks Automation, Inc.	29,700	665,280
Entegris, Inc.*	10,300	241,020
NVE Corp.	3,800	314,602
Power Integrations, Inc.	3,600	236,700
QUALCOMM, Inc.	65,600	3,761,504
Semtech Corp.*	10,000	338,000
Texas Instruments, Inc.	7,000	563,920
Ultra Clean Holdings, Inc.*	29,700	501,039

		14,821,194

Software 6.7%
Adobe Systems, Inc.*(a)	34,100	4,437,433
Aspen Technology, Inc.*	6,500	382,980
Barracuda Networks, Inc.*	5,300	122,483
Electronic Arts, Inc.*(a)	42,900	3,840,408
Globant SA*	4,700	171,080
Intuit, Inc.	30,100	3,491,299
Manhattan Associates, Inc.*	31,100	1,618,755
Nuance Communications, Inc.*	131,200	2,271,072
Oracle Corp.(a)	90,800	4,050,588
Synopsys, Inc.*	34,300	2,474,059

		22,860,157

Specialty Retail 1.6%
Asbury Automotive Group, Inc.*	19,600	1,177,960
Burlington Stores, Inc.*	17,100	1,663,659
Dick’s Sporting Goods, Inc.	10,600	515,796
Francesca’s Holdings Corp.*	30,500	468,175

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	21

Portfolio of Investments (continued)

as of March 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
GNC Holdings, Inc. (Class A Stock)	69,300	$510,048
Staples, Inc.	126,000	1,105,020

		5,440,658

Technology Hardware, Storage & Peripherals 2.3%
HP, Inc.	19,300	345,084
NCR Corp.*(a)	92,100	4,207,128
Seagate Technology PLC	74,800	3,435,564

		7,987,776

Textiles, Apparel & Luxury Goods 0.1%
Unifi, Inc.*	9,300	264,027

Thrifts & Mortgage Finance 0.3%
Radian Group, Inc.	54,200	973,432

Trading Companies & Distributors 1.4%
Applied Industrial Technologies, Inc.	21,400	1,323,590
HD Supply Holdings, Inc.*	84,800	3,487,400

		4,810,990

Water Utilities 0.1%
SJW Group.	6,400	308,608

Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	14,400	381,744

TOTAL LONG-TERM INVESTMENTS (cost $286,091,148)		334,931,789

SHORT-TERM INVESTMENT 0.9%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $3,023,274)(b)	3,023,274	3,023,274

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT 99.1% (cost $289,114,422)		337,955,063

SECURITIES SOLD SHORT(c) (68.4)%

COMMON STOCKS

Aerospace & Defense (1.3)%
Aerovironment, Inc.*	15,800	(442,874)

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Aerospace & Defense (cont’d.)
Mercury Systems, Inc.*	29,900	$(1,167,595)
TransDigm Group, Inc.	12,300	(2,707,968)

		(4,318,437)

Air Freight & Logistics (0.1)%
Echo Global Logistics, Inc.*	14,300	(305,305)

Auto Components (0.1)%
Motorcar Parts of America, Inc.*	11,000	(338,030)

Banks (1.7)%
Bank of Hawaii Corp.	4,600	(378,856)
Commerce Bancshares, Inc.	33,935	(1,905,790)
Community Bank System, Inc.	5,200	(285,896)
CVB Financial Corp.	27,200	(600,848)
Glacier Bancorp, Inc.	6,400	(217,152)
Pinnacle Financial Partners, Inc.	16,000	(1,063,200)
ServisFirst Bancshares, Inc.	7,800	(283,764)
United Bankshares, Inc.	4,700	(198,575)
Webster Financial Corp.	20,600	(1,030,824)

		(5,964,905)

Beverages (0.2)%
MGP Ingredients, Inc.	10,500	(569,415)

Biotechnology (3.6)%
Amicus Therapeutics, Inc.*	51,000	(363,630)
Array BioPharma, Inc.*	105,100	(939,594)
Bluebird Bio, Inc.*	21,500	(1,954,350)
Clovis Oncology, Inc.*	13,700	(872,279)
Halozyme Therapeutics, Inc.*	80,200	(1,039,392)
Progenics Pharmaceuticals, Inc.*	43,600	(411,584)
Prothena Corp. PLC (Ireland)*	17,600	(981,904)
Radius Health, Inc.*	19,700	(761,405)
Repligen Corp.*	13,500	(475,200)
Sarepta Therapeutics, Inc.*	19,100	(565,360)
Spark Therapeutics, Inc.*	2,500	(133,350)
TESARO, Inc.*	24,600	(3,785,202)

		(12,283,250)

Building Products (0.3)%
Builders FirstSource, Inc.*	58,600	(873,140)

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	23

Portfolio of Investments (continued)

as of March 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Capital Markets (0.4)%
CBOE Holdings, Inc.	4,300	$(348,601)
FactSet Research Systems, Inc.	7,100	(1,170,861)

		(1,519,462)

Chemicals (1.7)%
International Flavors & Fragrances, Inc.	18,200	(2,412,046)
Mosaic Co. (The)	111,100	(3,241,898)

		(5,653,944)

Commercial Services & Supplies (2.3)%
Cintas Corp.	5,700	(721,278)
Clean Harbors, Inc.*	4,900	(272,538)
Covanta Holding Corp.	80,200	(1,259,140)
Healthcare Services Group, Inc.	46,100	(1,986,449)
Mobile Mini, Inc.	12,800	(390,400)
Stericycle, Inc.*	29,100	(2,412,099)
Team, Inc.*	17,300	(467,965)
US Ecology, Inc.	10,400	(487,240)

		(7,997,109)

Communications Equipment (2.7)%
ARRIS International PLC*	39,100	(1,034,195)
CalAmp Corp.*	22,200	(372,738)
Infinera Corp.*	90,000	(920,700)
NetScout Systems, Inc.*	35,600	(1,351,020)
Palo Alto Networks, Inc.*	30,000	(3,380,400)
ViaSat, Inc.*	34,400	(2,195,408)

		(9,254,461)

Construction & Engineering (0.4)%
Granite Construction, Inc.	11,900	(597,261)
NV5 Global, Inc.*	3,700	(139,120)
Tutor Perini Corp.*	14,300	(454,740)

		(1,191,121)

Construction Materials (0.3)%
Summit Materials, Inc. (Class A Stock)*	47,766	(1,180,298)

Containers & Packaging (1.3)%
Ball Corp.	39,600	(2,940,696)
Sonoco Products Co.	26,500	(1,402,380)

		(4,343,076)

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Consumer Services 0.0%
Houghton Mifflin Harcourt Co.*	11,200	$(113,680)

Electric Utilities (1.7)%
Alliant Energy Corp.	83,300	(3,299,513)
Pinnacle West Capital Corp.	5,700	(475,266)
PNM Resources, Inc.	3,900	(144,300)
Southern Co. (The)	35,000	(1,742,300)

		(5,661,379)

Electrical Equipment (0.7)%
Acuity Brands, Inc.	11,800	(2,407,200)

Electronic Equipment, Instruments & Components (1.7)%
Littelfuse, Inc.	1,600	(255,856)
Mesa Laboratories, Inc.	1,600	(196,320)
National Instruments Corp.	49,200	(1,601,952)
Universal Display Corp.	29,400	(2,531,340)
VeriFone Systems, Inc.*	69,900	(1,309,227)

		(5,894,695)

Energy Equipment & Services (1.5)%
Dril-Quip, Inc.*	2,800	(152,740)
Forum Energy Technologies, Inc.*	6,600	(136,620)
Halliburton Co.	49,200	(2,421,132)
Patterson-UTI Energy, Inc.	41,400	(1,004,778)
U.S. Silica Holdings, Inc.	27,700	(1,329,323)

		(5,044,593)

Equity Real Estate Investment Trusts (REITs) (4.0)%
CoreSite Realty Corp.	3,000	(270,150)
CubeSmart	6,900	(179,124)
CyrusOne, Inc.	26,600	(1,369,102)
Digital Realty Trust, Inc.	12,600	(1,340,514)
Education Realty Trust, Inc.	2,900	(118,465)
Extra Space Storage, Inc.	4,400	(327,316)
Kilroy Realty Corp.	15,000	(1,081,200)
Life Storage, Inc.	29,100	(2,389,692)
National Retail Properties, Inc.	44,300	(1,932,366)
New York REIT, Inc.	17,400	(168,606)
Realty Income Corp.	37,900	(2,256,187)
Regency Centers Corp.	14,000	(929,460)

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	25

Portfolio of Investments (continued)

as of March 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Retail Opportunity Investments Corp.	29,100	$(611,973)
Weyerhaeuser Co.	20,700	(703,386)

		(13,677,541)

Food & Staples Retailing 0.0%
Smart & Final Stores, Inc.*	8,400	(101,640)

Food Products (2.0)%
B&G Foods, Inc.	41,600	(1,674,400)
Snyder’s-Lance, Inc.	60,200	(2,426,662)
TreeHouse Foods, Inc.*	30,400	(2,573,664)

		(6,674,726)

Gas Utilities (0.6)%
New Jersey Resources Corp.	3,500	(138,600)
South Jersey Industries, Inc.	49,400	(1,761,110)

		(1,899,710)

Health Care Equipment & Supplies (3.5)%
Accuray, Inc.*	51,100	(242,725)
AtriCure, Inc.*	10,500	(201,075)
DexCom, Inc.*	54,900	(4,651,677)
Endologix, Inc.*	51,200	(370,688)
GenMark Diagnostics, Inc.*	29,100	(373,062)
Globus Medical, Inc. (Class A Stock)*	5,900	(174,758)
K2M Group Holdings, Inc.*	26,200	(537,362)
Meridian Bioscience, Inc.	17,800	(245,640)
Nevro Corp.*	12,600	(1,180,620)
NuVasive, Inc.*	32,400	(2,419,632)
Penumbra, Inc.*	1,400	(116,830)
Wright Medical Group NV*	46,200	(1,437,744)

		(11,951,813)

Health Care Providers & Services (1.6)%
Acadia Healthcare Co., Inc.*	54,400	(2,371,840)
Amedisys, Inc.*	20,000	(1,021,800)
Brookdale Senior Living, Inc.*	24,000	(322,320)
Capital Senior Living Corp.*	18,800	(264,328)
HealthSouth Corp.	13,000	(556,530)
Premier, Inc. (Class A Stock)*	10,600	(337,398)
Surgery Partners, Inc.*	24,400	(475,800)

		(5,350,016)

See Notes to Financial Statements.

26

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Technology (0.4)%
Allscripts Healthcare Solutions, Inc.*	30,300	$(384,204)
Omnicell, Inc.*	23,400	(951,210)

		(1,335,414)

Hotels, Restaurants & Leisure (3.2)%
ILG, Inc.	81,300	(1,704,048)
Marriott International, Inc. (Class A Stock)	37,900	(3,569,422)
SeaWorld Entertainment, Inc.	15,700	(286,839)
Vail Resorts, Inc.	12,600	(2,417,940)
Wynn Resorts Ltd.	26,300	(3,014,243)

		(10,992,492)

Household Durables (0.7)%
CalAtlantic Group, Inc.	46,500	(1,741,425)
Universal Electronics, Inc.*	8,100	(554,850)

		(2,296,275)

Household Products (0.1)%
WD-40 Co.	3,700	(403,115)

Independent Power & Renewable Electricity Producers (0.3)%
Pattern Energy Group, Inc.	44,000	(885,720)

Insurance (1.2)%
MBIA, Inc.*	25,800	(218,526)
Mercury General Corp.	7,000	(426,930)
RenaissanceRe Holdings Ltd. (Bermuda)	20,400	(2,950,860)
RLI Corp.	5,500	(330,110)

		(3,926,426)

Internet & Direct Marketing Retail (0.8)%
Liberty Ventures (Class A Stock)*	58,480	(2,601,190)

Internet Software & Services (0.7)%
Benefitfocus, Inc.*	15,900	(444,405)
GTT Communications, Inc.*	20,000	(487,000)
Q2 Holdings, Inc.*	9,200	(320,620)
Stamps.com, Inc.*	10,500	(1,242,675)

		(2,494,700)

IT Services (2.8)%
Alliance Data Systems Corp.	13,600	(3,386,400)
Blackhawk Network Holdings, Inc.*	34,800	(1,412,880)

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	27

Portfolio of Investments (continued)

as of March 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services (cont’d.)
FleetCor Technologies, Inc.*	4,000	$(605,720)
Global Payments, Inc.	33,800	(2,726,984)
PayPal Holdings, Inc.*	30,800	(1,325,016)
WEX, Inc.*	2,000	(207,000)

		(9,664,000)

Leisure Products (0.6)%
Mattel, Inc.	70,500	(1,805,505)
Nautilus, Inc.*	17,200	(313,900)

		(2,119,405)

Life Sciences Tools & Services (0.7)%
Bio-Rad Laboratories, Inc. (Class A Stock)*	700	(139,538)
Luminex Corp.	12,300	(225,951)
NanoString Technologies, Inc.*	11,800	(234,466)
PAREXEL International Corp.*	30,300	(1,912,233)

		(2,512,188)

Machinery (3.2)%
Caterpillar, Inc.	20,500	(1,901,580)
CIRCOR International, Inc.	9,400	(558,736)
Flowserve Corp.	73,000	(3,534,660)
IDEX Corp.	1,600	(149,616)
RBC Bearings, Inc.*	14,400	(1,398,096)
Wabtec Corp.	44,300	(3,455,400)

		(10,998,088)

Media (1.8)%
EW Scripps Co. (The) (Class A Stock)*	11,300	(264,872)
IMAX Corp.*	40,700	(1,383,800)
Lions Gate Entertainment Corp. (Class A Stock)	105,900	(2,812,704)
Lions Gate Entertainment Corp. (Class B Stock)*	75,600	(1,843,128)

		(6,304,504)

Metals & Mining (0.8)%
Allegheny Technologies, Inc.	17,000	(305,320)
Carpenter Technology Corp.	29,000	(1,081,700)
Compass Minerals International, Inc.	15,500	(1,051,675)
Haynes International, Inc.	6,900	(263,028)

		(2,701,723)

See Notes to Financial Statements.

28

Description	Shares	Value
COMMON STOCKS (Continued)

Mortgage Real Estate Investment Trusts (REITs) (0.3)%
Apollo Commercial Real Estate Finance, Inc.	12,100	$(227,601)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	31,700	(640,340)

		(867,941)

Multi-Utilities (0.9)%
Dominion Resources, Inc.	41,600	(3,226,912)

Oil, Gas & Consumable Fuels (2.4)%
Callon Petroleum Co.*	100,200	(1,318,632)
Kosmos Energy Ltd.*	22,900	(152,514)
Matador Resources Co.*	8,800	(209,352)
Murphy Oil Corp.	63,800	(1,824,042)
Occidental Petroleum Corp.	30,200	(1,913,472)
Parsley Energy, Inc. (Class A Stock)*	90,000	(2,925,900)

		(8,343,912)

Pharmaceuticals (1.3)%
ANI Pharmaceuticals, Inc.*	4,200	(207,942)
Horizon Pharma PLC*	83,900	(1,240,042)
Impax Laboratories, Inc.*	45,600	(576,840)
Medicines Co. (The)*	44,400	(2,171,160)
Zogenix, Inc.*	14,900	(161,665)

		(4,357,649)

Professional Services (0.7)%
Equifax, Inc.	4,400	(601,656)
Exponent, Inc.	3,400	(202,470)
WageWorks, Inc.*	20,000	(1,446,000)

		(2,250,126)

Road & Rail (1.0)%
Genesee & Wyoming, Inc. (Class A Stock)*	10,300	(698,958)
Knight Transportation, Inc.	46,900	(1,470,315)
Werner Enterprises, Inc.	44,900	(1,176,380)

		(3,345,653)

Semiconductors & Semiconductor Equipment (2.1)%
Cavium, Inc.*	41,200	(2,952,392)
Cypress Semiconductor Corp.	28,200	(388,032)
Diodes, Inc.*	18,600	(447,330)
MACOM Technology Solutions Holdings, Inc.*	33,100	(1,598,730)
Microchip Technology, Inc.	5,500	(405,790)

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	29

Portfolio of Investments (continued)

as of March 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Qorvo, Inc.*	2,200	$(150,832)
Veeco Instruments, Inc.*	24,900	(743,265)
Xperi Corp.	15,300	(519,435)

		(7,205,806)

Software (5.3)%
Blackline, Inc.*	24,700	(735,072)
Dell Technologies, Inc. (Class V Stock)*	54,500	(3,492,360)
Proofpoint, Inc.*	26,400	(1,963,104)
PROS Holdings, Inc.*	13,200	(319,308)
salesforce.com, Inc.*	18,200	(1,501,318)
ServiceNow, Inc.*	13,500	(1,180,845)
Splunk, Inc.*	56,900	(3,544,301)
Tableau Software, Inc. (Class A Stock)*	36,900	(1,828,395)
Workday, Inc. (Class A Stock)*	43,700	(3,639,336)

		(18,204,039)

Specialty Retail (1.2)%
Advance Auto Parts, Inc.	15,500	(2,298,030)
Monro Muffler Brake, Inc.	18,100	(943,010)
Tiffany & Co.	9,700	(924,410)

		(4,165,450)

Technology Hardware, Storage & Peripherals (0.8)%
Cray, Inc.*	20,100	(440,190)
Diebold Nixdorf, Inc.	31,200	(957,840)
Electronics For Imaging, Inc.*	24,700	(1,206,101)
Immersion Corp.*	16,000	(138,560)

		(2,742,691)

Textiles, Apparel & Luxury Goods (0.6)%
Hanesbrands, Inc.	98,000	(2,034,480)

Thrifts & Mortgage Finance (0.1)%
Northwest Bancshares, Inc.	27,400	(461,416)

Trading Companies & Distributors (0.4)%
Air Lease Corp.	28,200	(1,092,750)
NOW, Inc.*	17,200	(291,712)

		(1,384,462)

See Notes to Financial Statements.

30

Description	Shares	Value
COMMON STOCKS (Continued)

Wireless Telecommunication Services (0.3)%
Boingo Wireless, Inc.*	22,300	$(289,677)
Shenandoah Telecommunications Co.	22,900	(642,345)

		(932,022)
TOTAL SECURITIES SOLD SHORT (proceeds received $216,283,208)		(233,326,745)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT 30.7% (cost $72,831,214)		104,628,318
Other assets in excess of liabilities 69.3%		236,397,198

NET ASSETS 100.0%		$341,025,516

The following abbreviations are used the annual report.

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

UTS—Unit Trust Security

*	Non-income producing security.
(a)	Represents security, or a portion thereof, segregated as collateral for short sales.
(b)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(c)	Deposit with Barclays Capital Group combined with securities segregated as collateral in an amount of $297,209,482, exceeds the value of securities sold short as of March 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$7,878,319	$—	$—
Airlines	1,763,328	—	—

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	31

Portfolio of Investments (continued)

as of March 31, 2017

	Level 1	Level 2	Level 3
Common Stocks (continued)
Auto Components	$3,138,821	$—	$—
Banks	13,761,678	—	—
Beverages	7,095,083	—	—
Biotechnology	14,593,352	—	—
Building Products	6,080,533	—	—
Capital Markets	3,659,140	—	—
Chemicals	4,559,222	—	—
Commercial Services & Supplies	1,298,779	—	—
Communications Equipment	12,533,178	—	—
Construction & Engineering	6,223,516	—	—
Consumer Finance	149,124	—	—
Containers & Packaging	4,714,060	—	—
Distributors	147,856	—	—
Diversified Consumer Services	246,572	—	—
Diversified Telecommunication Services	3,453,195	—	—
Electric Utilities	6,057,871	—	—
Electrical Equipment	532,684	—	—
Electronic Equipment, Instruments & Components	5,819,436	—	—
Energy Equipment & Services	956,096	—	—
Equity Real Estate Investment Trusts (REITs)	9,983,416	—	—
Food & Staples Retailing	168,285	—	—
Food Products	12,475,382	—	—
Gas Utilities	6,255,752	—	—
Health Care Equipment & Supplies	19,653,730	—	—
Health Care Providers & Services	11,291,309	—	—
Health Care Technology	4,037,110	—	—
Hotels, Restaurants & Leisure	5,612,628	—	—
Household Durables	9,507,784	—	—
Independent Power & Renewable Electricity Producers	1,674,206	—	—
Industrial Conglomerates	2,692,173	—	—
Insurance	958,083	—	—
Internet & Direct Marketing Retail	6,064,278	—	—
Internet Software & Services	13,239,297	—	—
IT Services	7,023,017	—	—
Leisure Products	1,626,401	—	—
Life Sciences Tools & Services	3,478,363	—	—
Machinery	9,001,689	—	—
Media	3,855,640	—	—
Metals & Mining	9,403,530	—	—
Mortgage Real Estate Investment Trusts (REITs)	1,872,704	—	—
Multi-Utilities	3,347,962	—	—
Multiline Retail	5,334,773	—	—
Oil, Gas & Consumable Fuels	12,327,739	—	—
Paper & Forest Products	2,513,280	—	—
Personal Products	646,713	—	—

See Notes to Financial Statements.

32

	Level 1	Level 2	Level 3
Common Stocks (continued)
Pharmaceuticals	$6,051,569	$—	$—
Professional Services	1,551,375	—	—
Real Estate Management & Development	773,172	—	—
Semiconductors & Semiconductor Equipment	14,821,194	—	—
Software	22,860,157	—	—
Specialty Retail	5,440,658	—	—
Technology Hardware, Storage & Peripherals	7,987,776	—	—
Textiles, Apparel & Luxury Goods	264,027	—	—
Thrifts & Mortgage Finance	973,432	—	—
Trading Companies & Distributors	4,810,990	—	—
Water Utilities	308,608	—	—
Wireless Telecommunication Services	381,744	—	—
Affiliated Mutual Fund	3,023,274	—	—
Common Stocks-Short
Aerospace & Defense	(4,318,437)	—	—
Air Freight & Logistics	(305,305)	—	—
Auto Components	(338,030)	—	—
Banks	(5,964,905)	—	—
Beverages	(569,415)	—	—
Biotechnology	(12,283,250)	—	—
Building Products	(873,140)	—	—
Capital Markets	(1,519,462)	—	—
Chemicals	(5,653,944)	—	—
Commercial Services & Supplies	(7,997,109)	—	—
Communications Equipment	(9,254,461)	—	—
Construction & Engineering	(1,191,121)	—	—
Construction Materials	(1,180,298)	—	—
Containers & Packaging	(4,343,076)	—	—
Diversified Consumer Services	(113,680)	—	—
Electric Utilities	(5,661,379)	—	—
Electrical Equipment	(2,407,200)	—	—
Electronic Equipment, Instruments & Components	(5,894,695)	—	—
Energy Equipment & Services	(5,044,593)	—	—
Equity Real Estate Investment Trusts (REITs)	(13,677,541)	—	—
Food & Staples Retailing	(101,640)	—	—
Food Products	(6,674,726)	—	—
Gas Utilities	(1,899,710)	—	—
Health Care Equipment & Supplies	(11,951,813)	—	—
Health Care Providers & Services	(5,350,016)	—	—
Health Care Technology	(1,335,414)	—	—
Hotels, Restaurants & Leisure	(10,992,492)	—	—
Household Durables	(2,296,275)	—	—
Household Products	(403,115)	—	—
Independent Power & Renewable Electricity Producers	(885,720)	—	—
Insurance	(3,926,426)	—	—

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	33

Portfolio of Investments (continued)

as of March 31, 2017

	Level 1	Level 2	Level 3
Common Stocks-Short (continued)
Internet & Direct Marketing Retail	$(2,601,190)	$—	$—
Internet Software & Services	(2,494,700)	—	—
IT Services	(9,664,000)	—	—
Leisure Products	(2,119,405)	—	—
Life Sciences Tools & Services	(2,512,188)	—	—
Machinery	(10,998,088)	—	—
Media	(6,304,504)	—	—
Metals & Mining	(2,701,723)	—	—
Mortgage Real Estate Investment Trusts (REITs)	(867,941)	—	—
Multi-Utilities	(3,226,912)	—	—
Oil, Gas & Consumable Fuels	(8,343,912)	—	—
Pharmaceuticals	(4,357,649)	—	—
Professional Services	(2,250,126)	—	—
Road & Rail	(3,345,653)	—	—
Semiconductors & Semiconductor Equipment	(7,205,806)	—	—
Software	(18,204,039)	—	—
Specialty Retail	(4,165,450)	—	—
Technology Hardware, Storage & Peripherals	(2,742,691)	—	—
Textiles, Apparel & Luxury Goods	(2,034,480)	—	—
Thrifts & Mortgage Finance	(461,416)	—	—
Trading Companies & Distributors	(1,384,462)	—	—
Wireless Telecommunication Services	(932,022)	—	—

Total	$104,628,318	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2017 were as follows (unaudited):

Software	6.7%
Health Care Equipment & Supplies	5.8
Semiconductors & Semiconductor Equipment	4.3
Biotechnology	4.3
Banks	4.0
Internet Software & Services	3.9
Communications Equipment	3.7
Food Products	3.7
Oil, Gas & Consumable Fuels	3.6
Health Care Providers & Services	3.3
Equity Real Estate Investment Trusts (REITs)	2.9
Household Durables	2.8
Metals & Mining	2.8
Machinery	2.6
Technology Hardware, Storage & Peripherals	2.3%
Aerospace & Defense	2.3
Beverages	2.1
IT Services	2.1
Gas Utilities	1.8
Construction & Engineering	1.8
Building Products	1.8
Internet & Direct Marketing Retail	1.8
Electric Utilities	1.8
Pharmaceuticals	1.8
Electronic Equipment, Instruments & Components	1.7
Hotels, Restaurants & Leisure	1.6
Specialty Retail	1.6
Multiline Retail	1.6

See Notes to Financial Statements.

34

Trading Companies & Distributors	1.4%
Containers & Packaging	1.4
Chemicals	1.3
Health Care Technology	1.2
Media	1.1
Capital Markets	1.1
Life Sciences Tools & Services	1.0
Diversified Telecommunication Services	1.0
Multi-Utilities	1.0
Auto Components	0.9
Affiliated Mutual Fund	0.9
Industrial Conglomerates	0.8
Paper & Forest Products	0.7
Mortgage Real Estate Investment Trusts (REITs)	0.5
Airlines	0.5
Independent Power & Renewable Electricity Producers	0.5
Leisure Products	0.5
Professional Services	0.5
Commercial Services & Supplies	0.4
Thrifts & Mortgage Finance	0.3
Insurance	0.3
Energy Equipment & Services	0.3
Real Estate Management & Development	0.2
Personal Products	0.2
Electrical Equipment	0.2
Wireless Telecommunication Services	0.1
Water Utilities	0.1
Textiles, Apparel & Luxury Goods	0.1
Diversified Consumer Services	0.1
Food & Staples Retailing	0.0 *
Consumer Finance	0.0 *
Distributors	0.0 *
Food & Staples Retailing	0.0 *
Diversified Consumer Services	0.0 *
Air Freight & Logistics	(0.1)
Auto Components	(0.1)
Household Products	(0.1)
Thrifts & Mortgage Finance	(0.1)
Beverages	(0.2)
Mortgage Real Estate Investment Trusts (REITs)	(0.3)
Building Products	(0.3)
Independent Power & Renewable Electricity Producers	(0.3)
Wireless Telecommunication Services	(0.3)
Construction Materials	(0.3)
Construction & Engineering	(0.4)%
Health Care Technology	(0.4)
Trading Companies & Distributors	(0.4)
Capital Markets	(0.4)
Gas Utilities	(0.6)
Textiles, Apparel & Luxury Goods	(0.6)
Leisure Products	(0.6)
Professional Services	(0.7)
Household Durables	(0.7)
Electrical Equipment	(0.7)
Internet Software & Services	(0.7)
Life Sciences Tools & Services	(0.7)
Internet & Direct Marketing Retail	(0.8)
Metals & Mining	(0.8)
Technology Hardware, Storage & Peripherals	(0.8)
Multi-Utilities	(0.9)
Road & Rail	(1.0)
Insurance	(1.2)
Specialty Retail	(1.2)
Aerospace & Defense	(1.3)
Containers & Packaging	(1.3)
Pharmaceuticals	(1.3)
Energy Equipment & Services	(1.5)
Health Care Providers & Services	(1.6)
Chemicals	(1.7)
Electric Utilities	(1.7)
Electronic Equipment, Instruments & Components	(1.7)
Banks	(1.7)
Media	(1.8)
Food Products	(2.0)
Semiconductors & Semiconductor Equipment	(2.1)
Commercial Services & Supplies	(2.3)
Oil, Gas & Consumable Fuels	(2.4)
Communications Equipment	(2.7)
IT Services	(2.8)
Hotels, Restaurants & Leisure	(3.2)
Machinery	(3.2)
Health Care Equipment & Supplies	(3.5)
Biotechnology	(3.6)
Equity Real Estate Investment Trusts (REITs)	(4.0)
Software	(5.3)

30.7
Other assets in excess of liabilities	69.3

100.0%

*	Less than +/-0.05%

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	35

Portfolio of Investments (continued)

as of March 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of March 31, 2017, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$735,688

For the year ended March 31, 2017, the Fund did not have any change in unrealized appreciation (depreciation) on derivatives recognized in income.

For the year ended March 31, 2017, the Fund’s average value at trade date for futures long positions was $1,259,465.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments, where the legal right to set-off exists, is presented in the summary below.

See Notes to Financial Statements.

36

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross amounts of recognized assets(1)	Collateral Pledged(2)	Net Amount
Securities Sold Short	$(233,326,745)	$233,326,745	$—

(1)	Amount represents market value.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	37

Statement of Assets & Liabilities

as of March 31, 2017

Assets
Investments at value:
Unaffiliated investments (cost $286,091,148)	$334,931,789
Affiliated investments (cost $3,023,274)	3,023,274
Cash	19,193
Deposit with broker for securities sold short	235,438,307
Receivable for Fund shares sold	3,199,087
Dividends receivable	552,375
Prepaid expenses	1,232

Total assets	577,165,257

Liabilities
Securities sold short, at value (proceeds received $216,283,208)	233,326,745
Payable for Fund shares reacquired	2,172,997
Management fee payable	277,659
Dividends payable on securities sold short	229,075
Accrued expenses	87,887
Distribution fee payable	34,565
Affiliated transfer agent fee payable	10,428
Loan interest payable	385

Total liabilities	236,139,741

Net Assets	$341,025,516

Net assets were comprised of:
Shares of beneficial interest, at par	$28,631
Paid-in capital in excess of par	319,082,543

319,111,174
Accumulated net investment loss	(556,443)
Accumulated net realized loss on investment transactions	(9,326,319)
Net unrealized appreciation on investments	31,797,104

Net assets, March 31, 2017	$341,025,516

See Notes to Financial Statements.

38

Class A
Net asset value and redemption price per share, ($33,579,435 ÷ 2,830,239 shares of beneficial interest issued and outstanding)	$11.86
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price to public	$12.55

Class C
Net asset value, offering price and redemption price per share,
($32,782,699 ÷ 2,823,367 shares of beneficial interest issued and outstanding)	$11.61

Class Z
Net asset value, offering price and redemption price per share,
($274,663,382 ÷ 22,977,176 shares of beneficial interest issued and outstanding)	$11.95

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	39

Statement of Operations

Year Ended March 31, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$4,923,369
Interest income	222,964
Affiliated dividend income	110,045

Total income	5,256,378

Expenses
Management fee	3,612,238
Distribution fee—Class A	209,165
Distribution fee—Class C	294,011
Dividend expense on short sales	2,284,811
Transfer agent’s fees and expenses (including affiliated expense of $46,000)	312,000
Registration fees	81,000
Custodian and accounting fees	71,000
Shareholders’ reports	37,000
Audit fee	32,000
Legal fees and expenses	23,000
Trustees’ fees	14,000
Insurance expenses	2,000
Loan interest expense	385
Miscellaneous	43,460

Total expenses	7,016,070
Less: Management fee waiver and/or expense reimbursement	(316,867)
Distribution fee waiver—Class A	(34,861)

Net expenses	6,664,342

Net investment income (loss)	(1,407,964)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	8,447,369
Futures transactions	735,688
Short sales transactions	(18,441,739)

(9,258,682)

Net change in unrealized appreciation (depreciation) on:
Investments	42,643,547
Short sales	(13,679,491)

28,964,056

Net gain (loss) on investment transactions	19,705,374

Net Increase (Decrease) In Net Assets Resulting From Operations	$18,297,410

See Notes to Financial Statements.

40

Statement of Changes in Net Assets

	Year Ended March 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,407,964)	$(110,115)
Net realized gain (loss) on investment transactions	(9,258,682)	5,769,607
Net change in unrealized appreciation (depreciation) on investments	28,964,056	600,076

Net increase (decrease) in net assets resulting from operations	18,297,410	6,259,568

Distributions from net realized gains
Class A	(1,182,158)	(275,823)
Class C	(505,840)	(37,161)
Class Z	(3,297,761)	(369,254)

	(4,985,759)	(682,238)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	250,036,034	250,414,087
Net asset value of shares issued in reinvestment of dividends and distributions	4,818,740	662,919
Cost of shares reacquired	(196,509,743)	(26,629,825)

Net increase (decrease) in net assets from Fund share transactions	58,345,031	224,447,181

Total increase (decrease)	71,656,682	230,024,511

Net Assets:
Beginning of year	269,368,834	39,344,323

End of year	$341,025,516	$269,368,834

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	41

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on October 24, 1997. The Trust currently consists of the following four series: Prudential Global Real Estate Fund, Prudential US Real Estate Fund, Prudential QMA Long-Short Equity Fund and Prudential Short Duration Muni High Income Fund. These financial statements relate only to Prudential QMA Long-Short Equity Fund (the “Fund”). The Fund is a diversified series of the Trust. The financial statements of the other series of the Trust are not presented herein.

The investment objective of the Fund is long-term capital appreciation.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last

42

sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential QMA Long-Short Equity Fund	43

Notes to Financial Statements (continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused

44

by changes in prevailing interest rates, value of equities or foreign currency exchange rates. The Fund may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and options and guarantees the futures contracts against default.

Short Sales: The Fund engages in short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Short sales and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Master Netting Arrangements: The Fund may be subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Real Estate Investment Trusts (REITs): The Fund invests in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend

Prudential QMA Long-Short Equity Fund	45

Notes to Financial Statements (continued)

income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest and dividends, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

46

Note 2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all the investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Quantitative Management Association LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PGIM Investments pays for the services of the subadviser, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective July 1, 2016, the management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 1.15% on average daily net assets up to and including $5 billion and 1.13% on the average daily net assets in excess of $5 billion. Prior to July 1, 2016, the management fee paid to PGIM Investments was accrued daily and payable monthly at an annual rate of 1.40% of the average daily net assets of the Fund. The effective management fee rate before any waivers and/or expense reimbursements was 1.21% for the year ended March 31, 2017. The effective management fee rate, net of waivers and/or expense reimbursement, was 1.10%.

Effective July 1, 2016, PGIM Investments has contractually agreed through July 31, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 1.25% of the Fund’s average daily net assets. Prior to July 1, 2016, PGIM Investments had contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), interest underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 1.50% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A and Class C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Prudential QMA Long-Short Equity Fund	47

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through July 31, 2018, to limit such fees related to Class A shares to .25% of the average daily net assets of Class A shares.

PIMS has advised the Fund that it has received $245,461 in front-end sales charges resulting from sales of Class A shares during the year ended March 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended March 31, 2017, it received $7,295 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common trustees, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities, (excluding short-term investments and U.S. Treasury securities), for the year ended March 31, 2017, were $211,421,511 and $191,764,684, respectively. Portfolio securities short sales and purchases to cover were $230,774,425 and $189,077,369, respectively.

48

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present accumulated net investment loss, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the year ended March 31, 2017, the adjustments were to decrease accumulated net investment loss by $853,756, increase accumulated net realized loss on investment transactions by $31,079 and decrease paid-in capital in excess of par by $822,677 due to net operating losses and other book to tax differences. Net investment loss, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the year ended March 31, 2017, the tax character of dividends paid by the Fund were $4,919,396 of ordinary income and $66,363 of long-term capital gains. For the year ended March 31, 2016, the tax character of dividends paid by the Fund were $517,471 of ordinary income and $164,767 of long-term capital gains.

As of March 31, 2017, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the total net unrealized appreciation as of March 31, 2017, were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$289,322,204	$58,846,696	$(10,213,837)	$48,632,859	$(17,043,537)	$31,589,322

The difference between book basis and tax basis is primarily attributable to wash sales and other book to tax differences. The other cost basis adjustments is primarily attributable to unrealized appreciation/depreciation of securities sold short.

For federal income tax purposes, the Fund had a capital loss carryforward of approximately $6,185,000 which can be carried forward for an unlimited period. No future capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat post-October capital losses of approximately $2,934,000 and late-year ordinary losses of approximately $554,000 as having been incurred in the following fiscal year (March 31, 2018).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which

Prudential QMA Long-Short Equity Fund	49

Notes to Financial Statements (continued)

the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, and Class Z shares. Class A shares are sold with front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of March 31, 2017, four shareholders of record held 60% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transaction in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2017:
Shares sold	4,237,336	$48,395,427
Shares issued in reinvestment of dividends and distributions	90,732	1,064,284
Shares reacquired	(5,151,643)	(58,274,301)

Net increase (decrease) in shares outstanding before conversion	(823,575)	(8,814,590)
Shares issued upon conversion from other share class(es)	9,869	116,906
Shares reacquired upon conversion into other share class(es)	(3,720,431)	(42,965,310)

Net increase (decrease) in shares outstanding	(4,534,137)	$(51,662,994)

Year ended March 31, 2016:
Shares sold	8,085,969	$90,252,223
Shares issued in reinvestment of dividends and distributions	23,057	257,317
Shares reacquired†	(806,602)	(8,889,899)

Net increase (decrease) in shares outstanding before conversion	7,302,424	81,619,641
Shares issued upon conversion from other share class(es)	96,634	1,107,227
Shares reacquired upon conversion into other share class(es)	(62,477)	(710,092)

Net increase (decrease) in shares outstanding	7,336,581	$82,016,776

50

Class C	Shares	Amount
Year ended March 31, 2017:
Shares sold	1,316,213	$14,777,584
Shares issued in reinvestment of dividends and distributions	43,280	498,149
Shares reacquired	(494,708)	(5,573,358)

Net increase (decrease) in shares outstanding before conversion	864,785	9,702,375
Shares reacquired upon conversion into other share class(es)	(20,929)	(238,054)

Net increase (decrease) in shares outstanding	843,856	$9,464,321

Year ended March 31, 2016:
Shares sold	1,993,883	$21,879,991
Shares issued in reinvestment of dividends and distributions	3,322	36,645
Shares reacquired†	(34,815)	(384,517)

Net increase (decrease) in shares outstanding before conversion	1,962,390	21,532,119
Shares reacquired upon conversion into other share class(es)	(2,423)	(27,181)

Net increase (decrease) in shares outstanding	1,959,967	$21,504,938

Class Z
Year ended March 31, 2017:
Shares sold	16,198,292	$186,863,023
Shares issued in reinvestment of dividends and distributions	275,724	3,256,307
Shares reacquired††	(11,543,219)	(132,662,084)

Net increase (decrease) in shares outstanding before conversion	4,930,797	57,457,246
Shares issued upon conversion from other share class(es)	3,706,245	43,088,895
Shares reacquired upon conversion into other share class(es)	(207)	(2,437)

Net increase (decrease) in shares outstanding	8,636,835	$100,543,704

Year ended March 31, 2016:
Shares sold	12,391,108	$138,281,873
Shares issued in reinvestment of dividends and distributions	32,943	368,957
Shares reacquired†	(1,573,471)	(17,355,409)

Net increase (decrease) in shares outstanding before conversion	10,850,580	121,295,421
Shares issued upon conversion from other share class(es)	64,583	737,273
Shares reacquired upon conversion into other share class(es)	(96,260)	(1,107,227)

Net increase (decrease) in shares outstanding	10,818,903	$120,925,467

†	Includes affiliated redemption of 1,007 shares with a value of $11,365 for Class A shares, 1,007 shares with a value of $11,244 for Class C shares and 1,007 shares with a value of $11,405 for Class Z shares.
††	Includes affiliated redemption of 2,022,766 shares with a value of $23,066,338.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. Prior to October 6, 2016, the Funds had a prior SCA that provided a commitment of $900 million in which the Funds paid an annualized commitment fee of .11% of the unused portion of the prior SCA. For the SCA and the prior SCA, the Fund’s

Prudential QMA Long-Short Equity Fund	51

Notes to Financial Statements (continued)

portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. The interest on borrowings under each SCA is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

The Fund utilized the SCA during the year ended March 31, 2017. The average daily balance for the 5 days that the Fund had loans outstanding during the period was $1,242,800, borrowed at a weighted average interest rate of 2.23%. The maximum loan balance outstanding during the period was $1,626,000. At March 31, 2017, the Fund did not have an outstanding loan balance.

Note 8. Recent Accounting Pronouncements and Reporting Updates

On October 13, 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Note 9. Other

At the Fund’s Board meeting in March, 2017, the Board of Directors approved a change in the methodology of allocating certain expenses, like Transfer Agency (including sub-transfer agency and networking) and Blue Sky fees. The impact to the net assets of the Fund and individual share classes is not ascertainable at the present time. Management expects to implement the changes by December 31, 2017.

52

Financial Highlights

Class A Shares
	Year Ended March 31,		May 29, 2014(b) through March 31,
	2017	2016	2015
Per Share Operating Performance(c):
Net Asset Value, Beginning Of Period	$11.35	$11.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.07)	(.01)	(.05)
Net realized and unrealized gain (loss) on investments	.77	.41	1.12
Total from investment operations	.70	.40	1.07
Less Distributions:
Distributions from net realized gains	(.19)	(.05)	(.07)
Net asset value, end of period	$11.86	$11.35	$11.00
Total Return(a):	6.17%	3.67%	10.73%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,579	$83,612	$306
Average net assets (000)	$69,722	$28,971	$93
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(g)	2.30%	2.45%	2.41%	(e)
Expenses before waivers and/or expense reimbursement(g)	2.44%	2.64%	3.61%	(e)
Net investment income (loss)	(.59)%	(.07)%	(.61)%	(e)
Portfolio turnover rate	83%	160%	131%	(f)

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on the average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The expense ratio includes dividend expense and broker fees and expenses on short sales of .72%, .70% and .63%, respectively, for the years ended March 31, 2017, March 31, 2016 and the period ended March 31, 2015, respectively.

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	53

Financial Highlights (continued)

Class C Shares
	Year Ended March 31,		May 29, 2014(b) through March 31,
	2017	2016	2015
Per Share Operating Performance(c):
Net Asset Value, Beginning Of Period	$11.20	$10.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.15)	(.08)	(.12)
Net realized and unrealized gain (loss) on investments	.75	.40	1.12
Total from investment operations	.60	.32	1.00
Less Distributions:
Distributions from net realized gains	(.19)	(.05)	(.07)
Net asset value, end of period	$11.61	$11.20	$10.93
Total Return(a):	5.35%	2.96%	10.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$32,783	$22,165	$214
Average net assets (000)	$29,401	$5,719	$56
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(g)	3.08%	3.22%	3.16%	(e)
Expenses before waivers and/or expense reimbursement(g)	3.19%	3.37%	4.32%	(e)
Net investment income (loss)	(1.31)%	(.74)%	(1.38)%	(e)
Portfolio turnover rate	83%	160%	131%	(f)

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on the average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The expense ratio includes dividend expense and broker fees and expenses on short sales of .77%, .71% and .65%, respectively, for the years ended March 31, 2017, March 31, 2016 and the period ended March 31, 2015, respectively.

See Notes to Financial Statements.

54

Class Z Shares
	Year Ended March 31,		May 29, 2014(b) through March 31,
	2017	2016	2015
Per Share Operating Performance(c):
Net Asset Value, Beginning Of Period	$11.41	$11.03	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.04)	(.01)	(.04)
Net realized and unrealized gain (loss) on investments	.77	.44	1.14
Total from investment operations	.73	.43	1.10
Less Distributions:
Distributions from net realized gains	(.19)	(.05)	(.07)
Net asset value, end of period	$11.95	$11.41	$11.03
Total Return(a):	6.40%	3.93%	11.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$274,663	$163,592	$38,825
Average net assets (000)	$199,471	$67,895	$23,245
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(g)	2.08%	2.18%	2.12%	(e)
Expenses before waivers and/or expense reimbursement(g)	2.19%	2.40%	3.27%	(e)
Net investment income (loss)	(.31)%	(.07)%	(.44)%	(e)
Portfolio turnover rate	83%	160%	131%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on the average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The expense ratio includes dividend expense and broker fees and expenses on short sales of .78%, .68% and .62%, respectively, for the years ended March 31, 2017, March 31, 2016 and the period ended March 31, 2015, respectively.

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	55

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 12:

We have audited the accompanying statement of assets and liabilities of Prudential QMA Long-Short Equity Fund (the “Fund”), one of the four funds constituting Prudential Investment Portfolios 12, including the portfolio of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period May 29, 2014 (commencement of operations) through March 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 24, 2017

56

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended March 31, 2017, the Fund reports the maximum amount allowed per share, but not less than $.003 for Class A, C and Z shares as a capital gain distribution in accordance with
Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended March 31, 2017, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
Prudential QMA Long-Short Equity Fund	31.87%	32.30%

In January 2018 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2017.

Prudential QMA Long-Short Equity Fund	57

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Ellen S. Alberding (59) Board Member Portfolios Overseen: 87	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (64) Board Member Portfolios Overseen: 87	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Linda W. Bynoe (64) Board Member Portfolios Overseen: 87	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA Long-Short Equity Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Keith F. Hartstein (60) Board Member & Independent Chair Portfolios Overseen: 87	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 87	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Richard A. Redeker (73) Board Member & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)- Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 87	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Stuart S. Parker (54) Board Member & President Portfolios Overseen: 87	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 87	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Grace C. Torres* (57) Board Member Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2001; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential QMA Long-Short Equity Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014

Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, PGIM Investments LLC (since April 2004); and Director, Compliance, PGIM Investments LLC (2001-2004).	Since 2008

Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since 2016

M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006

Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014

Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

Prudential QMA Long-Short Equity Fund

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10281

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential QMA Long-Short Equity Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA LONG-SHORT EQUITY FUND

SHARE CLASS	A	C	Z
NASDAQ	PLHAX	PLHCX	PLHZX
CUSIP	744336868	744336850	744336843

MF221E

PRUDENTIAL SHORT DURATION MUNI HIGH INCOME FUND

ANNUAL REPORT

MARCH 31, 2017

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Objective: Maximum amount of income that is eligible for exclusion from federal income taxes

Highlights

PRUDENTIAL SHORT DURATION MUNI HIGH INCOME FUND

•

The Fund benefited from its overweight relative to the Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index (the Index) in tobacco settlement bonds as this was among the top performing sectors over the period. Tobacco bonds are backed by payments from tobacco companies participating in the Master Settlement Agreement.

•	An overweight in healthcare bonds, which outperformed during the reporting period, contributed favorably to performance.

•

The Fund’s overweight in intermediate-term municipal bonds, versus those in the Index, detracted from performance as spreads (the difference in yields) between intermediate-term municipal bonds and shorter-term maturities widened.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Short Duration Muni High Income Fund informative and useful. The report covers performance for the 12-month period ended March 31, 2017. We are proud to announce that Prudential Investments became PGIM® Investments, effective April 3, 2017. Why PGIM? This new name was chosen to further align with the global investment management businesses of Prudential Financial, which rebranded from Prudential Investment Management in January 2016. This new name allows for one brand and reflects our ability and commitment to delivering investment solutions to clients around the globe. Please keep in mind that only the Fund adviser’s name was changed: The name of your Fund and its management and operation did not change.

The reporting period was dominated by headline events. Most prominent was the surprising end to a dramatic US election season, as Donald Trump was elected 45th president of the US. In the wake of the election, investor sentiment was positive for both the economy and the markets in anticipation of a more pro-business environment under a Trump-led administration. Another major headline event was Brexit—the term used to represent Britain’s decision to leave the European Union. This referendum raised further economic and political uncertainty over the future of existing trade and commerce agreements. Meanwhile, the US economy’s recovery strengthened as labor markets tightened.

Equity markets in the US reached new highs as stocks experienced powerful gains after the US election, as equity investors appeared to believe that the new administration would quickly implement measures to boost growth. European stocks generally advanced as the eurozone economy continued to experience slow growth. Most Asian markets gained. In aggregate, emerging markets turned in very strong results.

In a move widely anticipated by the markets, the Federal Reserve raised its federal funds rate by 0.25% during its December 2016 policy meeting. On March 15, the Federal Reserve decided to hike rates by 0.25%. Additional rate hikes are planned for 2017. Overall, fixed income markets experienced mixed returns, as rising interest rates and concerns over potential inflation jolted bond markets later in the period.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, the 9th-largest global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart Parker, President

Prudential Short Duration Muni High Income Fund

May 15, 2017

Prudential Short Duration Muni High Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/17 (with Sales Charges)
	One Year (%)	Since Inception (%)
Class A	–3.47	1.01 (5/29/14)
Class C	–1.96	1.40 (5/29/14)
Class Z	–0.08	2.41 (5/29/14)

	Average Annual Total Returns as of 3/31/17 (without Sales Charges)
	One Year (%)	Since Inception (%)
Class A	–0.23	2.19 (5/29/14)
Class C	–0.98	1.40 (5/29/14)
Class Z	–0.08	2.41 (5/29/14)
Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index	–1.97	0.16
Bloomberg Barclays Municipal Bond Index	0.15	2.86
Lipper High Yield Municipal Debt Funds Average	1.16	4.26

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Short Duration Muni High Income Fund (Class A shares) with a similar investment in the Bloomberg Barclays Short Duration Muni 50% HG/50% HY Index, by portraying the initial account values at the commencement of operations for Class A shares (May 29, 2014) and the account values at the end of the current fiscal year (March 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years.

Prudential Short Duration Muni High Income Fund	5

Your Fund’s Performance (Continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	3.25% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	None

Benchmark Definitions

Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index—The Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index consists of the Bloomberg Barclays Municipal Bond 1-8 Year Index (50%), which is an unmanaged index that includes all benchmark-eligible investment-grade municipal bonds with maturities from 1 to 8 years, and the Bloomberg Barclays Municipal High Yield 1-8 Year Index (50%), which is an unmanaged index that includes all benchmark-eligible Ba1 or lower rated and non-rated municipal bonds with maturities from 1 to 8 years.

Bloomberg Barclays Municipal Bond Index—The Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. Source: Bloomberg Index Services Limited.

Lipper High Yield Municipal Debt Funds Average—The Lipper High Yield Municipal Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Municipal Debt Funds category universe for the periods noted. The Lipper High Yield Municipal Debt Funds Average consists of funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or lower.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date, and not from the Fund’s actual inception date.

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Distributions and Yields as of 3/31/17
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			39.6%	43.4%		39.6%	43.4%
Class A	0.21	2.25	3.73	3.98	2.12	3.51	3.75
Class C	0.13	1.59	2.63	2.81	1.45	2.40	2.56
Class Z	0.23	2.58	4.27	4.56	2.44	4.04	4.31

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

***Some investors may be subject to the federal alternative minimum tax (AMT). Taxable equivalent yields reflect federal tax rates only.

Credit Quality expressed as a percentage of total investments as of 3/31/17 (%)
AAA	1.1
AA	14.1
A	21.3
BBB	40.1
BB	10.8
B	3.5
Not Rated	9.5
Cash/Cash Equivalents	–0.4
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Short Duration Muni High Income Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Short Duration Muni High Income Fund’s Class A shares returned -0.23% for the 12-months ended March 31, 2017, outperforming the -1.97% return of the Index, but underperforming the 0.15% return of the Bloomberg Barclays Muni Bond Index and 1.16% return of the Lipper High Yield Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

•

Municipal securities exhibited solid performance during the first half of the reporting period as supply was manageable and mutual funds experienced steady inflows. However, the market tone changed dramatically following the Presidential election. The Trump victory caught the market off guard and interest rates surged as expectations rose regarding fiscal stimulus and inflationary pressures. For several weeks following the election, municipal bonds underperformed Treasury bonds as mutual fund outflows accelerated. By the end of the reporting period, mutual fund outflows abated as interest rates stabilized. For the full reporting period, municipal bonds outperformed Treasury bonds across the yield curve.

•

During the reporting period, the Federal Reserve hiked rates twice with a 25-basis point (bp) increase in December and March. (A basis point is one-hundredth of a percentage point.) However, given the concerns regarding global growth, the path to higher rates is expected to be gradual. The municipal yield curve flattened during the reporting period as front end rates rose more than the long end.

•

As the low-rate environment continued for most of the reporting period, refunding volume outpaced new money issuance. In a refunding deal, an issuer reduces its interest expense by redeeming outstanding bonds and issuing new bonds at a lower interest rate.

•

On the credit front, investors absorbed the news flow out of Puerto Rico as credit deterioration continued. Midway through the reporting period, President Obama signed into law the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) and appointed seven members to a bi-partisan federal oversight board which will have broad fiscal oversight over the Commonwealth. By the end of the reporting period, a new Governor was sworn in and the oversight board had approved the Commonwealth’s fiscal plan. Significant uncertainty exists as negotiations between creditors and the Commonwealth are expected to intensify after the end of the reporting period. The municipal market continued to view the Puerto Rico crises as non-systemic.*

•

In general, state and local governments continued to generate higher revenues through increased tax receipts, which provided for timely balanced budgets. Unfunded retiree obligations remain a broader long-term issue, with the states of Illinois and New Jersey, and the city of Chicago, at the forefront of this concern.

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What worked?

•

The Fund benefited from its overweight relative to the Index in tobacco settlement bonds as this was among the top performing sectors over the period. Tobacco bonds are backed by payments from tobacco companies participating in the Master Settlement Agreement.

•	An overweight in healthcare bonds, which outperformed during the reporting period, contributed favorably to performance.

•	The Fund’s overweight in education, transportation, and water and sewer credits also contributed favorably to performance.

What didn’t work?

•

The Fund’s overweight in intermediate-term municipal bonds, versus those in the Index, detracted from performance as spreads (the difference in yields) between intermediate-term municipal bonds and shorter-term maturities widened.

•	The Fund’s longer duration versus the Index detracted from performance. Duration is a measure of a bond’s price sensitivity to changes in the levels of interest rates.

•	An overweight in certain corporate-backed positions had a negative impact as spreads widened during the reporting period.

•	An underweight in Puerto Rico credits detracted from performance as spreads narrowed during the reporting period.

Current outlook

Looking ahead, while municipal market technicals (supply and demand) typically weaken at the start of second quarter of 2017, the market is better positioned this year as a stable rate environment should be supportive of mutual fund flows. Any supply-driven cheapening should present attractive buying opportunities. The problem credits that have dominated the municipal market headlines in recent years have not been resolved. However, PGIM Fixed Income continues to believe that these credit stories, regardless of the outcomes, do not pose a systemic risk to the broader municipal market.

* Although occurring outside the reporting period of this annual report, on May 3rd, 2017 Puerto Rico filed for bankruptcy-like protection under Title III of PROMESA. With over $70 billion in outstanding debt, this constitutes the largest municipal restructuring in history. However, as this was largely anticipated by market participants, Puerto Rico credits have remained largely unchanged immediately after this announcement and the remainder of the municipal bond market shows no sign of contagion. Fund management continues to remain underweight these credits as they view improvement in underlying economic fundamentals as lacking, which they believe is the key to credit improvement. All the Fund’s 0.43% exposure to Puerto Rico is insured by Assured Guaranty and matures within three years or less. PGIM Fixed Income will continue to monitor financial and economic data releases as well as trading levels and transact accordingly.

Prudential Short Duration Muni High Income Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

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Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Short Duration Muni High Income Fund		Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$979.30	0.85%	$4.19
	Hypothetical	$1,000.00	$1,020.69	0.85%	$4.28
Class C	Actual	$1,000.00	$975.60	1.60%	$7.88
	Hypothetical	$1,000.00	$1,016.95	1.60%	$8.05
Class Z	Actual	$1,000.00	$979.60	0.60%	$2.96
	Hypothetical	$1,000.00	$1,021.94	0.60%	$3.02

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Short Duration Muni High Income Fund	11

Portfolio of Investments

as of March 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 100.2%

Alaska 1.4%
Alaska Industrial Development & Export Authority, Revenue, Snettisham Hydro Project, AMT, Rfdg	5.000%		01/01/22	535	$593,518
Valdez Marine Terminal, Revenue, ExxonMobil International Holdings, Inc., Series 2001, FRDD, Rfdg (Mandatory Put Date 04/07/17)	0.880	(a)	12/01/29	1,100	1,100,000

					1,693,518

Arizona 5.0%
Arizona Health Facilities Authority, Revenue, Banner Health, LIBOR Series B	1.479	(a)	01/01/37	2,005	1,744,731
Arizona Industrial Development Authority, Revenue, Basis School Project, Series A, Rfdg, 144A	5.000		07/01/26	255	269,285
Industrial Development Authority of the City of Phoenix, Revenue, Great Hearts Academies Project	3.750		07/01/24	705	704,528
La Paz County Industrial Development Authority, Revenue, Cosmos Foundation, Inc., Series A, 144A	5.000		02/15/26	750	826,117
Maricopa County Industrial Development Authority, Revenue, Horizon Community Learning Center, Rfdg	4.000		07/01/26	1,000	1,016,990
Maricopa County Industrial Development Authority, Revenue, Paradise School Project, Rfdg, 144A	4.000		07/01/26	500	493,885
Maricopa County Industrial Development Authority, Revenue, Reid Traditional Schools Project	4.000		07/01/26	350	360,916
Salt Verde Fin Corp., Gas Revenue	5.250		12/01/21	505	561,323

					5,977,775

Arkansas 0.7%
County of Baxter Regional Medical Center, Revenue, Series A, Rfdg	5.000		09/01/22	700	796,866

California 8.0%
California Municipal Finance Authority, Revenue, American Heritage Foundation, Series A, Rfdg	4.000		06/01/26	500	518,645
California School Finance Authority, Revenue, Alliance College Ready Public Schools, Series A, 144A	4.000		07/01/21	400	422,548
California School Finance Authority, Revenue, Alliance College Ready Public Schools, Series A, Rfdg, 144A	4.000		07/01/24	270	282,620
California School Finance Authority, Revenue, Alliance College Ready Public Schools, Series A, Rfdg, 144A	4.000		07/01/25	285	295,952
California School Finance Authority, Revenue, Green Dot Public School Project, Series A, 144A	4.000		08/01/25	330	342,550
California School Finance Authority, Revenue, KIPP LA Project, Series A, Rfdg, 144A	3.625		07/01/25	500	496,630

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	13

Portfolio of Investments (continued)

as of March 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
California Statewide Communities Development Authority, Revenue, St. Joseph Healthcare System, AGM (Escrowed to Maturity date 07/01/18)(b)	4.500%		07/01/18	340	$348,259
Chula Vista Municipal Financing Authority, Specialty Tax, Rfdg	5.000		09/01/21	755	843,705
City of Fontana Sierra Hills, Specialty Tax, Series 22, Rfdg	4.000		09/01/19	385	405,463
City of LA Verne Brethren Hillcrest Homes, Revenue, Certificate of Participation	4.000		05/15/18	225	230,510
City of Roseville, Westpark Community Facility District No.1, Specialty Tax, Rfdg	5.000		09/01/22	225	252,758
Golden State Tobacco Securitization Corp., Revenue, Asset-Backed, Series A-1, Rfdg	4.500		06/01/27	1,225	1,227,180
Golden State Tobacco Securitization Corp., Revenue, Series A-1, Rfdg	5.000		06/01/26	1,000	1,170,990
Long Beach Bond Finance Authority, Natural Gas, Revenue, LIBOR Index, Series B	2.146	(a)	11/15/27	700	659,337
Long Beach Bond Finance Authority, Natural Gas, Revenue, Series A	5.000		11/15/17	175	179,119
Long Beach Bond Finance Authority, Revenue, Series A	5.250		11/15/19	140	150,968
Los Angeles County Regional Financing Authority, Revenue, California Mortgage Insurance, Montecedro, Inc., Series B-1	3.000		11/15/21	30	30,047
Palomar Health, Revenue, Rfdg	5.000		11/01/24	500	558,025
Southern California Public Power Authority Natural Gas Project, Revenue, LIBOR Project No.1, Series A-1	2.160	(a)	11/01/38	1,360	1,173,014
Tobacco Securitization Authority of Northern California, Revenue, Series A-1	4.750		06/01/23	30	30,083

					9,618,403

Colorado 3.9%
Colorado Educational & Cultural Facilities Authority, Revenue, Lighthouse Bldg Corp. Stem Project, Rfdg	4.000		11/01/24	520	517,296
Colorado Health Facilities Authority, Revenue, Catholic Health Initiative, Series 2009A, Rfdg	5.000		07/01/19	100	106,588
Colorado Health Facilities Authority, Revenue, Christian Living Neighborhood, Rfdg	4.000		01/01/22	300	306,564
Colorado Health Facilities Authority, Revenue, National Jewish Health Initiatives, Rfdg	5.000		01/01/20	695	727,464
Colorado Health Facilities Authority, Revenue, National Jewish Health Initiatives, Rfdg	5.000		01/01/22	125	131,901
Colorado Health Facilities Authority, Revenue, National Jewish Health Initiatives, Rfdg	5.000		01/01/24	300	312,711

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Colorado (cont’d.)
Colorado Health Facilities Authority, Revenue, Retirement Communities, Series A, Rfdg	4.000%	12/01/19	515	$542,496
E-470 Public Highway Authority, Revenue, Series A, Rfdg	5.000	09/01/20	650	720,278
Park Creek Metropolitan District, Series A, Specialty Tax, Rfdg	5.000	12/01/23	1,100	1,250,315

				4,615,613

Delaware 1.2%
Delaware State Economic Development Authority, Revenue, Aspira Charter School, Series A	3.250	06/01/26	800	735,736
Delaware State Economic Development Authority, Revenue, Newark Charter School, Series A, Rfdg	2.800	09/01/26	525	475,960
Delaware State Health Facilities Authority, Revenue, Nanticoke Memorial Hospital, Rfdg	4.000	07/01/22	100	104,353
Delaware State Health Facilities Authority, Revenue, Nanticoke Memorial Hospital, Rfdg	5.000	07/01/23	100	109,646

				1,425,695

District of Columbia 0.9%
District of Columbia Friendship Public Charter School, Revenue	3.550	06/01/22	795	794,976
District of Columbia KIPP Charter School, Revenue, Rfdg	5.000	07/01/23	275	305,459

				1,100,435

Florida 7.0%
City of Tallahassee, Revenue, Memorial Healthcare, Inc., Project, Series A	5.000	12/01/23	150	169,659
City of Tallahassee, Revenue, Memorial Healthcare, Inc., Project, Series A	5.000	12/01/25	400	455,344
Cityplace Community Development District, Special Assessment, Rfdg	5.000	05/01/20	740	796,314
Florida Higher Educational Facilities Financial Authority, Revenue, Nova Southeastern University, Rfdg	4.000	04/01/21	40	42,608
Greater Orlando Aviation Authority, Revenue, Jet Blue Airways Corp., AMT, Rfdg	5.000	11/15/26	500	522,335
Lakewood Ranch Stewardship District, Special Assessment	4.000	05/01/21	500	503,550
Lakewood Ranch Stewardship District, Special Assessment	4.250	05/01/25	400	401,892
Lakewood Ranch Stewardship District, Special Assessment	4.250	05/01/26	250	247,948
Lakewood Ranch Stewardship District, Special Assessment	4.625	05/01/27	500	500,580

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	15

Portfolio of Investments (continued)

as of March 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Martin County Industrial Development Authority, Revenue, Indiantown Co-Generation LP, AMT, Rfdg, 144A	3.950%	12/15/21	250	$256,075
Myrtle Creek Improvement District, Special Assessment, Series A, BAM, Rfdg	4.000	05/01/27	1,000	1,055,090
Orange County Health Facilities Authority, Revenue, NATL, Series C, Rfdg	6.250	10/01/21	100	110,305
Palm Beach County Health Facilities Authority, Revenue, Sinai Residences, Series A, Rfdg	6.750	06/01/24	300	344,859
Village Community Development District No. 4, Special Assessment, Rfdg	4.125	05/01/21	95	99,822
Village Community Development District No. 5, Phase I, Special Assessment, Rfdg	3.000	05/01/21	160	161,347
Village Community Development District No. 6, Special Assessment, Rfdg	3.000	05/01/20	110	109,089
Village Community Development District No. 7, Revenue, Special Assessment, Rfdg	4.000	05/01/24	60	63,390
Village Community Development District No. 7, Revenue, Special Assessment, Rfdg	4.000	05/01/26	290	300,124
Village Community Development District No. 7, Special Assessment, Rfdg	4.000	05/01/21	485	510,463
Village Community Development District No. 7, Special Assessment, Rfdg	4.000	05/01/25	190	201,429
Village Community Development District No. 10, Special Assessment	4.500	05/01/23	440	461,362
Village Community Development District No. 11, Special Assessment	3.250	05/01/19	565	561,881
Village Community Development District No. 12, Special Assessment	2.875	05/01/21	500	485,600

				8,361,066

Georgia 0.5%
Private Colleges & Universities Authority, Revenue, Savannah College of Art & Design	5.000	04/01/22	500	554,635

Guam 1.6%
Guam Government Waterworks Authority, Revenue, Series A, Rfdg	5.000	07/01/20	400	435,324
Territory of Guam, Revenue, Series A	5.000	01/01/23	250	269,672
Territory of Guam, Revenue, Series D, Rfdg	5.000	11/15/21	1,100	1,204,962

				1,909,958

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Idaho 1.7%
County of Nez Perce, Revenue, Rfdg	2.750%	10/01/24	1,000	$950,330
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue, Rfdg	5.000	09/01/22	1,000	1,081,350

				2,031,680

Illinois 15.7%
Chicago Board of Education, Dedicated Revenues, Series B, GO, AMBAC, Rfdg	5.000	12/01/18	250	253,133
Chicago Board of Education, Series A, NATL, GO, Rfdg	5.000	12/01/18	160	164,552
Chicago Board of Education, Series D, GO, AGM	5.000	12/01/17	100	101,333
Chicago O’Hare International Airport, Revenue, Series C, AMT, Rfdg	5.000	01/01/23	200	227,536
Chicago Transit Authority, Revenue, Federal Transit Administration Sect 530, AGM, Rfdg	5.000	06/01/22	1,630	1,787,148
City of Chicago, Project & Rfdg, Series A, GO, AMBAC	5.000	01/01/20	20	20,044
City of Chicago, Series A, GO	4.000	12/01/17	275	274,915
City of Chicago, Series A, GO	4.000	12/01/18	225	224,739
City of Chicago, Series A, GO	5.000	01/01/18	240	241,176
City of Chicago, Series A, GO, AGM, Rfdg	5.000	01/01/21	50	50,895
City of Chicago, Series A, GO, Rfdg	5.000	01/01/24	335	336,682
City of Chicago, Series B, GO	5.000	01/01/18	600	602,940
City of Chicago, Series B, GO, Rfdg	5.000	01/01/19	750	758,460
City of Chicago, Series B, GO, Rfdg	5.000	01/01/23	250	252,970
City of Chicago, Series C, GO, Rfdg	5.000	01/01/22	630	637,648
City of Chicago Wastewater Transmission, Revenue, Second Lien	4.000	01/01/20	1,120	1,175,317
City of Chicago Wastewater Transmission, Revenue, Second Lien, Rfdg	5.000	01/01/25	350	380,597
City of Chicago Wastewater Transmission, Revenue, Second Lien, Series A, Rfdg	4.000	01/01/18	200	203,410
City of Chicago Wastewater Transmission, Revenue, Second Lien, Series C, Rfdg	5.000	01/01/22	850	940,967
City of Chicago Waterworks, Revenue, Rfdg	4.000	11/01/19	490	517,842
City of Chicago Waterworks, Revenue, Second Lien Project	4.000	11/01/17	315	320,109
City of Chicago Waterworks, Revenue, Second Lien Project	4.000	11/01/21	250	267,402
City of Chicago Waterworks, Revenue, Second Lien, AGM, Rfdg	4.250	11/01/18	250	260,992
City of Chicago Waterworks, Revenue, Second Lien, Rfdg	4.000	11/01/20	1,065	1,133,320
City of Chicago Waterworks, Revenue, Second Lien, Rfdg	5.000	11/01/20	385	422,911
City of Chicago Waterworks, Revenue, Second Lien, Rfdg	5.000	11/01/22	195	219,260
City of Springfield Electric, Revenue, Senior Lien, Rfdg	5.000	03/01/22	275	310,678

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	17

Portfolio of Investments (continued)

as of March 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Illinois (cont’d.)
County of Cook, Series A, GO, Rfdg	5.000%		11/15/23	1,000	$1,130,670
Illinois Finance Authority, Presbyterian Homes, Revenue, LIBOR, Series B, Rfdg (Mandatory Put Date 05/01/21)	1.899	(a)	05/01/36	500	500,545
Illinois Finance Authority, Revenue, Advocate Healthcare Network, Series D	5.500		11/01/18	60	62,650
Illinois Finance Authority, Revenue, Advocate Healthcare, Series A-2, Rfdg (Mandatory Put Date 02/12/20)	5.000		11/01/30	350	384,041
Illinois Finance Authority, Revenue, Resurrection Health, Series B, AGM, Rfdg (Pre-refunded date 05/15/18)(b)	4.500		05/15/20	5	5,197
Illinois Finance Authority, Revenue, Resurrection Health, Series B, AGM, Rfdg (Pre-refunded date 05/15/18)(b)	4.500		05/15/20	170	176,691
Illinois Finance Authority, Revenue, Silver Cross Hospital, Rfdg	6.000		08/15/23	600	630,078
Illinois Finance Authority, Revenue, Silver Cross Hospital, Series C, Rfdg	5.000		08/15/19	110	117,733
Railsplitter Tobacco Settlement Authority, Revenue, Series 15	5.375		06/01/21	680	773,724
State of Illinois, GO, Rfdg	5.000		01/01/18	475	486,044
State of Illinois, GO, Rfdg	5.000		08/01/18	75	77,777
State of Illinois, GO, Rfdg	5.000		02/01/24	500	527,770
State of Illinois, Revenue, GO, AGM, Rfdg	4.000		01/01/20	525	545,926
State of Illinois, Revenue, GO, Rfdg	5.000		02/01/20	210	220,361
State of Illinois, Series 2010, GO, AGM, Rfdg	5.000		01/01/20	200	213,256
State of Illinois, Series A, GO	4.000		01/01/23	360	361,530
State of Illinois, Series A, GO	5.000		04/01/20	100	105,081
State of Illinois, Series A, GO, AGM	4.000		09/01/22	150	151,812
State of Illinois, Series B, GO, Rfdg	5.250		01/01/18	250	256,275

					18,814,137

Indiana 0.7%
Gary Chicago International Airport Authority, Revenue, AMT	5.000		02/01/20	835	890,269

Iowa 0.8%
Iowa Finance Authority, Revenue, Iowa Fertilizer Co. Project, Rfdg	5.000		12/01/19	540	546,615
Iowa Finance Authority, Revenue, Iowa Fertilizer Co. Project, Rfdg	5.500		12/01/22	415	417,693

					964,308

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Kentucky 0.8%
Kentucky Economic Development Finance Authority, Revenue, Next Generation Information Highway, Series A	5.000%	07/01/22	350	$390,103
Kentucky Economic Development Finance Authority, Revenue, Owensboro Medical Health Systems, Series A	5.250	06/01/20	500	537,350

				927,453

Louisiana 2.4%
City of New Orleans, GO, Rfdg	5.000	12/01/22	100	115,197
City of New Orleans, GO, Rfdg	5.000	12/01/23	150	174,098
City of New Orleans Sewerage Service, Revenue	5.000	06/01/23	300	344,304
City of New Orleans Sewerage Service, Revenue	5.000	06/01/24	200	231,678
Louisiana Public Facilities Authority, Revenue, Ochsner Clinic Foundation, Rfdg	5.000	05/15/22	265	301,644
Louisiana State Citizens Property Insurance Corp., Revenue, AGM, Rfdg	5.000	06/01/21	750	847,245
New Orleans Sewerage Service, Revenue, Rfdg	5.000	06/01/19	400	430,676
New Orleans Sewerage Service, Revenue, Rfdg	5.000	06/01/20	350	385,623

				2,830,465

Maryland 1.0%
City of Westminster, Revenue, Project Carroll Lutheran Village, Rfdg	5.000	07/01/18	400	411,988
Frederick County Special Obligation, Urbana Community Development Authorization, Specialty Tax, Series A, Rfdg	5.000	07/01/20	100	109,524
Frederick County Special Obligation, Urbana Community Development Authorization, Specialty Tax, Series A, Rfdg	5.000	07/01/21	100	110,824
Maryland Health & Higher Educational Facilities Authority, Revenue, Meritus Medical Center, Rfdg	5.000	07/01/21	500	565,605

				1,197,941

Massachusetts 0.4%
Massachusetts Development Finance Agency, Revenue, International Charter School, Rfdg	4.000	04/15/20	425	437,627

Michigan 1.2%
Michigan Finance Authority, Revenue, Local Government Loan Program, Series B, Rfdg	4.000	07/01/18	640	659,328
Michigan Finance Authority, Revenue, Local Government Loan Program, Series D-1, Rfdg	5.000	07/01/22	400	451,324

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	19

Portfolio of Investments (continued)

as of March 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Michigan (cont’d.)
Oakland County Economic Development Corp., Revenue, Roman Catholic Archdiocese of Detroit, Rfdg	6.500%		12/01/20	260	$269,550

					1,380,202

Minnesota 1.0%
City of Hugo, Revenue, Charter School Noble Academy Project, Series A	4.000		07/01/22	480	485,193
Shakopee Healthcare Facility, Revenue, St. Francis Regional Medical Center, Rfdg	5.000		09/01/19	185	200,307
St. Paul Housing & Redevelopment Authority, Revenue, Healtheast Project	5.000		11/15/20	500	553,445

					1,238,945

Mississippi 0.2%
Mississippi Business Finance Corp., Gulf Opportunity Zone, Chevron USA, Inc., Project, Series C, FRDD (Mandatory Put Date 04/07/17)	0.880	(a)	11/01/35	200	200,000

Missouri 1.4%
Health & Educational Facilities Authority of the State of Missouri, Revenue, Lutheran Senior Services, Rfdg	2.150		02/01/19	500	504,850
Health & Educational Facilities Authority of the State of Missouri, Revenue, St. Louis College of Pharmacy Project, Rfdg	5.000		05/01/19	125	132,507
St. Louis County Industrial Development Authority, Revenue, St. Andrews, Series B, Rfdg	3.125		12/01/19	1,000	996,440

					1,633,797

Nevada 1.3%
Clark County Airport Department of Aviation, Revenue, Jet Aviation Fuel Tax, Series A, AMT, Rfdg	5.000		07/01/21	500	566,485
County of Washoe, Sierra Pacific Power Co., Revenue, Series B, Rfdg (Mandatory Put Date 06/01/22)	3.000		03/01/36	1,000	1,033,290

					1,599,775

New Jersey 9.1%
Casino Reinvestment Development Authority, Revenue, Rfdg	4.000		11/01/19	500	510,575
New Jersey Building Authority, Revenue, Series A, Rfdg	5.000		06/15/21	685	729,806
New Jersey Economic Development Authority, Revenue, Police Barracks Project	4.750		06/15/19	245	256,106

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

New Jersey (cont’d.)
New Jersey Economic Development Authority, Revenue, Provident Group-Rowan Properties LLC, Series A	5.000%	01/01/23	500	$546,080
New Jersey Economic Development Authority, Revenue, School Facilities Construction, Series EE, Rfdg	5.000	09/01/18	85	88,199
Series NN, Rfdg (Escrowed to Maturity date 03/01/19)(b)	5.000	03/01/19	150	160,876
New Jersey Economic Development Authority, Revenue, Series XX, Rfdg	5.000	06/15/22	500	530,370
New Jersey Economic Development Authority, Revenue, Transit Project Sublease, Series A, Rfdg	5.000	05/01/19	275	288,354
New Jersey Economic Development Authority, Revenue, United Airlines, Series A, AMT	4.875	09/15/19	1,455	1,503,568
New Jersey Health Care Facilities Financing Authority, Revenue, Holy Name Medical Center	4.500	07/01/20	290	312,504
New Jersey Health Care Facilities Financing Authority, Revenue, Holy Name Medical Center, Rfdg	4.250	07/01/19	130	137,285
New Jersey Health Care Facilities Financing Authority, Revenue, Holy Name Medical Center, Rfdg	5.000	07/01/19	235	252,853
New Jersey Health Care Facilities Financing Authority, Revenue, University Hospital, Series A, AGM, Rfdg	5.000	07/01/23	500	570,665
New Jersey Health Care Facilities Financing Authority, Revenue, Virtua Health, Rfdg	5.000	07/01/21	125	141,841
New Jersey Transportation Trust Fund Authority, Revenue, Series AA	5.000	06/15/19	100	105,071
New Jersey Transportation Trust Fund Authority, Revenue, Series AA	5.000	06/15/22	1,000	1,062,680
New Jersey Transportation Trust Fund Authority, Revenue, Series B, AGM, Rfdg	5.500	12/15/21	175	199,320
New Jersey Transportation Trust Fund Authority, Revenue, Series B, NATL, Rfdg	5.500	12/15/20	200	221,084
New Jersey Transportation Trust Fund Authority, Revenue, Series B, Rfdg	5.250	12/15/19	440	468,164
South Jersey Transportation Authority LLC, Revenue, Series A, Rfdg	5.000	11/01/20	100	109,485
South Jersey Transportation Authority LLC, Revenue, Series A, Rfdg	5.000	11/01/21	350	388,507
Tobacco Settlement Finance Corp., Revenue, Series 1A, Rfdg	4.625	06/01/26	2,355	2,357,096

				10,940,489

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	21

Portfolio of Investments (continued)

as of March 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

New York 4.9%
New York State Dormitory Authority, Revenue, Orange Regional Medical Center, 144A	5.000%	12/01/21	500	$551,175
New York State Energy Research & Development Authority, Series B, Rfdg (Mandatory Put Date 05/01/20)	2.000	02/01/29	500	497,675
New York Transportation Development Corp., Revenue, Terminal One Group Association, AMT, Rfdg	5.000	01/01/22	1,000	1,125,600
New York Transportation Development Corp., Revenue, Terminal One Group Association, AMT, Rfdg	5.000	01/01/23	1,000	1,135,380
Port Authority of New York & New Jersey, Revenue, JFK International Air Terminal	5.000	12/01/20	1,510	1,655,322
Port Authority of New York & New Jersey, Revenue, Series 188, AMT, Rfdg	5.000	05/01/23	325	377,358
TSASC, Inc., Revenue, Series B, Rfdg	5.000	06/01/25	500	549,945

				5,892,455

North Carolina 0.4%
North Carolina Medical Care Commission, Revenue, Pennybyrn at Maryfield	5.000	10/01/20	500	533,115

North Dakota 0.4%
Burleigh County Healthcare St. Alexius, Revenue, Series A, Rfdg (Escrowed to Maturity date 07/01/20)(b)	4.000	07/01/20	500	539,495

Ohio 2.3%
Buckeye Tobacco Settlement Financing Authority, Revenue, Asset-Backed, Senior Turbo, Series A-2	5.125	06/01/24	1,800	1,700,478
County of Hamilton, Revenue, Christ Hospital Project	5.000	06/01/20	465	513,490
County of Hamilton, Revenue, Life Enriching Community, Rfdg	5.000	01/01/23	450	496,940

				2,710,908

Oklahoma 0.2%
Tulsa Airports Improvement Trust, Revenue, American Airlines Group, AMT, Rfdg (Mandatory Put Date 06/01/25)	5.000	06/01/35	250	262,985

Oregon 0.3%
Hospital Facilities Authority of Multnomah County, Revenue, Mirabella at South Water Front, Series A, Rfdg	5.000	10/01/19	315	329,307

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Pennsylvania 4.0%
Chester County Industrial Development Authority, Revenue, Renaissance Academy Christian School, Rfdg	3.750%	10/01/24	500	$499,030
East Hempfield Township Industrial Development Authority, Revenue, Willow Valley Community, Rfdg	5.000	12/01/23	500	578,350
Lancaster County Hospital Authority, Revenue, Brethren Village Project, Rfdg	5.000	07/01/24	500	546,790
Montgomery County Industrial Development Authority, Revenue, Whitemarsh Care Facility, Rfdg	3.000	01/01/18	800	799,856
Moon Industrial Development Authority, Revenue, Baptist Homes Society, Rfdg	5.000	07/01/20	610	628,471
Pennsylvania Economic Development Financing Authority, Revenue, PA Bridges Finco LP, AMT	5.000	12/31/18	250	263,803
Philadelphia Hospitals & Higher Education Facilities Authority, Revenue, Temple University Health Systems, Series A, Rfdg	5.500	07/01/30	780	782,972
Philadelphia Hospitals & Higher Education Facilities Authority, Revenue, Temple University Health Systems, Series B, Rfdg	5.500	07/01/26	370	371,757
Philadelphia Hospitals & Higher Education Facilities Authority, Revenue, Temple University Health Systems, Series B, Rfdg	6.250	07/01/23	300	302,460

				4,773,489

Puerto Rico 0.4%
Puerto Rico Commonwealth, Series B, GO, AGM	5.250	07/01/17	40	40,135
Puerto Rico Municipal Finance Agency, Revenue, Series A, AGM	5.000	08/01/18	210	212,965
Puerto Rico Municipal Finance Agency, Revenue, Series C, AGM, Rfdg	5.250	08/01/17	150	152,043
Puerto Rico Municipal Finance Agency, Revenue, Series C, AGM, Rfdg	5.250	08/01/18	105	108,831

				513,974

Rhode Island 0.2%
Tobacco Settlement Finance Corp., Revenue, Series A, Rfdg	5.000	06/01/22	250	276,788

Tennessee 0.7%
Tennessee Energy Acquisition Corp., Revenue, Series A	5.250	09/01/23	515	588,949
Tennessee Energy Acquisition Corp., Revenue, Series C	5.000	02/01/20	270	293,052

				882,001

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	23

Portfolio of Investments (continued)

as of March 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Texas 11.6%
Austin Convention Enterprises, Inc., Revenue, First Tier, Series A, XLCA, Rfdg	5.000%	01/01/34	85	$85,120
Austin Convention Enterprises, Inc., Revenue, First Tier, Series A, XLCA, Rfdg	5.250	01/01/24	105	105,123
Bexar County Health Facilities Development Corp., Revenue, Army Retirement Residence Foundation, Rfdg	5.000	07/15/24	500	561,725
Board of Managers Joint Guadalupe County-City of Seguin Hospital, Revenue, Rfdg	5.000	12/01/21	1,000	1,067,930
Central Texas Regional Mobility Authority, Revenue, Sr. Lien, Series A, Rfdg	5.000	01/01/23	1,000	1,132,510
Central Texas Regional Mobility Authority, Revenue, Sub Lien, Rfdg	5.000	01/01/21	180	198,518
Central Texas Turnpike System, Revenue, Series C, Rfdg	5.000	08/15/22	150	168,752
Clifton Higher Education Finance Corp., Revenue, Idea Academy, Inc.	3.750	08/15/22	500	503,130
Clifton Higher Education Finance Corp., Revenue, Idea Academy, Inc.	5.000	08/15/17	200	202,178
Clifton Higher Education Finance Corp., Revenue, Idea Academy, Inc.	5.000	08/15/18	115	119,342
Clifton Higher Education Finance Corp., Revenue, Idea Academy, Inc.	5.500	08/15/31	410	442,616
Clifton Higher Education Finance Corp., Revenue, Idea Public Schools, Series B	4.000	08/15/23	610	650,595
Dallas County Flood Control District No. 1, Revenue, GO, Rfdg, 144A	5.000	04/01/20	750	791,625
Dallas/Fort Worth International Airport, Revenue, Series B, AMT	5.000	11/01/22	450	513,261
Decatur Hospital Authority, Wise Regional Health Systems, Revenue, Series A, Rfdg	4.000	09/01/20	200	207,678
Decatur Hospital Authority, Wise Regional Health Systems, Revenue, Series A, Rfdg	5.000	09/01/22	150	159,875
Decatur Hospital Authority, Wise Regional Health Systems, Revenue, Series A, Rfdg	5.000	09/01/23	150	159,668
Houston Higher Education Finance Corp., Revenue, Cosmos Foundation, Series A, Rfdg	4.000	02/15/22	90	92,078
Kerrville Health Facilities Development Corp., Revenue, Peterson Regional Medical Center Project, Rfdg	5.000	08/15/22	485	546,547
New Hope Cultural Education Facilities Corp., Revenue, Tarelton St. University Student Housing Project, Series A	4.000	04/01/21	300	314,577
New Hope Cultural Education Facilities Finance Corp., Revenue, MRC Crestview, Rfdg	4.000	11/15/26	1,060	1,022,147

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
North Texas Tollway Authority, Revenue, Series A, Rfdg	5.000%		01/01/21	100	$111,320
Tarrant County Cultural Education Facilities Finance Corp., Revenue, Barton Creek Senior Living Center, Rfdg	5.000		11/15/20	450	493,011
Tarrant County Cultural Education Facilities Finance Corp., Revenue, Trinity Terrace Project, Series A-1, Rfdg	5.000		10/01/29	630	680,110
Texas Municipal Gas Acquisition & Supply Corp. I, Revenue, Sr. Lien, LIBOR, Series B	1.458	(a)	12/15/26	825	755,155
Texas Municipal Gas Acquisition & Supply Corp. I, Revenue, Sr. Lien, Series A	5.250		12/15/19	100	108,102
Texas Municipal Gas Acquisition & Supply Corp. I, Revenue, Sr. Lien, Series D	6.250		12/15/26	1,005	1,191,558
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue, LIBOR	1.628	(a)	09/15/27	1,515	1,429,251

					13,813,502

Utah 0.4%
Salt Lake City Corp. Airport, Revenue, Series A, AMT	5.000		07/01/22	250	286,865
Utah Charter School Finance Authority, Revenue, Spectrum Academy Project, 144A	4.300		04/15/25	240	240,226

					527,091

Vermont 0.1%
Vermont Economic Development Authority, Revenue, Wake Robin Corp. Project, Rfdg	5.000		05/01/21	100	104,273

Virgin Islands 0.6%
Virgin Islands Public Finance Authority, Revenue, Matching Fund, Series B, Rfdg	5.000		10/01/19	250	225,737
Virgin Islands Public Finance Authority, Revenue, Series A	5.000		10/01/24	500	401,240
Virgin Islands Public Finance Authority, Revenue, Series A, Rfdg	5.000		10/01/18	100	92,578

					719,555

Virginia 1.5%
Virginia College Building Authority, Revenue, Marymount University Project, Series A, 144A	5.000		07/01/20	525	556,421
Virginia College Building Authority, Revenue, Marymount University Project, Series B, 144A	5.000		07/01/20	500	529,925
Virginia Small Business Financing Authority, Revenue, Express Lanes, AMT	4.250		07/01/22	150	156,113

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	25

Portfolio of Investments (continued)

as of March 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Virginia (cont’d.)
Wise County Industrial Development Authority Solid Waste & Sewage, Revenue, Virginia Electric and Power Co., Series A (Mandatory Put Date 09/01/20)	2.150%	10/01/40	500	$503,995

				1,746,454

Washington 0.7%
Skagit County Public Hospital District No. 1, Revenue, Rfdg	4.000	12/01/22	500	528,865
Washington Health Care Facilities Authority, Revenue, Overlake Medical Center, Rfdg	5.000	07/01/20	300	332,472

				861,337

West Virginia 0.4%
West Virginia Economic Development Authority, Revenue, Morgantown Energy Association, AMT, Rfdg	2.875	12/15/26	480	457,272

Wisconsin 3.2%
Public Finance Authority, Revenue, Bancroft Neurohealth Project, Series A, Rfdg, 144A	5.000	06/01/23	500	521,435
Public Finance Authority, Revenue, Celanese U.S. Holdings LLC, Series A, AMT, Rfdg	5.000	01/01/24	1,000	1,087,240
Public Finance Authority, Revenue, Series E, AMT, Rfdg	5.000	07/01/23	2,000	2,162,080

				3,770,755

TOTAL INVESTMENTS 100.2% (cost $120,792,518)				119,855,808
Liabilities in excess of other assets (0.2)%				(281,620)

NET ASSETS 100.0%				$119,574,188

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

BAM—Build America Mutual

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

NATL—National Public Finance Guaranty Corp.

See Notes to Financial Statements.

26

OTC—Over-the-counter

PCR—Pollution Control Revenue

Rfdg—Refunding

XLCA—XL Capital Assurance

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at March 31, 2017.
(b)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash and/or U.S. guaranteed obligations.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds
Alaska	$—	$1,693,518	$—
Arizona	—	5,977,775	—
Arkansas	—	796,866	—
California	—	9,618,403	—
Colorado	—	4,615,613	—

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	27

Portfolio of Investments (continued)

as of March 31, 2017

	Level 1	Level 2	Level 3
Municipal Bonds (continued)
Delaware	$—	$1,425,695	$—
District of Columbia	—	1,100,435	—
Florida	—	8,361,066	—
Georgia	—	554,635	—
Guam	—	1,909,958	—
Idaho	—	2,031,680	—
Illinois	—	18,814,137	—
Indiana	—	890,269	—
Iowa	—	964,308	—
Kentucky	—	927,453	—
Louisiana	—	2,830,465	—
Maryland	—	1,197,941	—
Massachusetts	—	437,627	—
Michigan	—	1,380,202	—
Minnesota	—	1,238,945	—
Mississippi	—	200,000	—
Missouri	—	1,633,797	—
Nevada	—	1,599,775	—
New Jersey	—	10,940,489	—
New York	—	5,892,455	—
North Carolina	—	533,115	—
North Dakota	—	539,495	—
Ohio	—	2,710,908	—
Oklahoma	—	262,985	—
Oregon	—	329,307	—
Pennsylvania	—	4,773,489	—
Puerto Rico	—	513,974	—
Rhode Island	—	276,788	—
Tennessee	—	882,001	—
Texas	—	13,813,502	—
Utah	—	527,091	—
Vermont	—	104,273	—
Virgin Islands	—	719,555	—
Virginia	—	1,746,454	—
Washington	—	861,337	—
West Virginia	—	457,272	—
Wisconsin	—	3,770,755	—

Total	$—	$119,855,808	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

See Notes to Financial Statements.

28

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2017 were as follows (unaudited):

Healthcare	24.2%
Special Tax/Assessment District	13.6
Education	13.4
Corporate Backed IDB & PCR	13.2
General Obligation	7.4
Water & Sewer	6.8
Tobacco	6.7
Pre-pay Gas	6.0
Transportation	4.9%
Lease Backed Certificate of Participation	3.1
Power	0.5
Development	0.4

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	29

Statement of Assets & Liabilities

as of March 31, 2017

Assets
Unaffiliated investments (cost $120,792,518)	$119,855,808
Cash	21,513
Interest receivable	1,417,510
Receivable for Fund shares sold	588,299
Prepaid expenses	729

Total assets	121,883,859

Liabilities
Payable for investments purchased	1,715,735
Payable for Fund shares reacquired	374,490
Dividends payable	92,827
Accrued expenses and other liabilities	56,984
Management fee payable	41,947
Distribution fee payable	26,916
Affiliated transfer agent fee payable	772

Total liabilities	2,309,671

Net Assets	$119,574,188

Net assets were comprised of:
Shares of beneficial interest, at par	$11,931
Paid-in capital in excess of par	121,141,566

121,153,497
Undistributed net investment income	155,594
Accumulated net realized loss on investment transactions	(798,193)
Net unrealized depreciation on investments	(936,710)

Net assets, March 31, 2017	$119,574,188

See Notes to Financial Statements.

30

Class A
Net asset value and redemption price per share ($40,966,277 ÷ 4,086,280 shares of beneficial interest issued and outstanding)	$10.03
Maximum sales charge (3.25% of offering price)	0.34

Maximum offering price to public	$10.37

Class C
Net asset value, offering price and redemption price per share, ($21,239,691 ÷ 2,120,405 shares of beneficial interest issued and outstanding)	$10.02

Class Z
Net asset value, offering price and redemption price per share, ($57,368,220 ÷ 5,723,934 shares of beneficial interest issued and outstanding)	$10.02

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	31

Statement of Operations

Year Ended March 31, 2017

Net Investment Income (Loss)
Income
Interest income	$4,348,897

Expenses
Management fee	817,728
Distribution fee—Class A	146,693
Distribution fee—Class C	228,033
Transfer agent’s fees and expenses (including affiliated expense of $4,400)	122,000
Registration fees	83,000
Custodian and accounting fees	76,000
Audit fee	42,000
Legal fees and expenses	20,000
Shareholders’ reports	19,000
Trustees’ fees	12,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	2,000
Loan interest expense	1,191
Miscellaneous	9,973

Total expenses	1,584,618
Less: Management fee waiver and/or expense reimbursement	(316,634)

Net expenses	1,267,984

Net investment income (loss)	3,080,913

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	(314,281)
Net change in unrealized appreciation (depreciation) on investments	(3,761,496)

Net gain (loss) on investment transactions	(4,075,777)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(994,864)

See Notes to Financial Statements.

32

Statement of Changes in Net Assets

	Year Ended March 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,080,913	$2,215,408
Net realized gain (loss) on investment transactions	(314,281)	(494,674)
Net change in unrealized appreciation (depreciation) on investments	(3,761,496)	1,967,396

Net increase (decrease) in net assets resulting from operations	(994,864)	3,688,130

Dividends and Distributions
Dividends from net investment income
Class A	(1,186,508)	(666,708)
Class C	(291,821)	(209,663)
Class Z	(1,534,137)	(1,281,586)

	(3,012,466)	(2,157,957)

Distributions from net realized gains
Class A	—	(24,196)
Class C	—	(8,814)
Class Z	—	(31,522)

	—	(64,532)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	103,590,710	133,574,424
Net asset value of shares issued in reinvestment of dividends and distributions	1,684,964	1,328,991
Cost of shares reacquired	(130,124,793)	(57,216,180)

Net increase (decrease) in net assets from Fund share transactions	(24,849,119)	77,687,235

Total increase (decrease)	(28,856,449)	79,152,876

Net Assets:
Beginning of year	148,430,637	69,277,761

End of year(a)	$119,574,188	$148,430,637

(a) Includes undistributed net investment income of:	$155,594	$97,074

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	33

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on October 24, 1997. The Trust currently consists of the following four series: Prudential Global Real Estate Fund, Prudential US Real Estate Fund, Prudential QMA Long-Short Equity Fund and Prudential Short Duration Muni High Income Fund. These financial statements relate only to Prudential Short Duration Muni High Income Fund (the “Fund”). The Fund is a diversified series of the Trust. The financial statements of the other series of the Trust are not presented herein.

The investment objective of the Fund is to provide the maximum amount of income that is eligible for exclusion from federal income taxes.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Fund consistently follow such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified

34

as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price is based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government), held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each

Prudential Short Duration Muni High Income Fund	35

Notes to Financial Statements (continued)

class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: The Fund expects to declare dividends each business day and pay monthly from net investment income and pay distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .55% of the Fund’s average daily net assets up to and including $5 billion,

36

..525% on the next $5 billion of average daily net assets, and .515% of the Fund’s average daily net assets in excess of $10 billion. For the year ended March 31, 2017, the effective management fee rate before any waivers and/or expense reimbursement was .55%. The effective management fee rate, net of waivers and/or expense reimbursement, was .34%.

PGIM Investments has contractually agreed through July 31, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .60% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) who acts as the distributor of the Class A, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and C shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received $65,961 in front-end sales charges resulting from sales of Class A shares during the year ended March 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended March 31, 2017, it received $28,885 and $6,246 in contingent deferred sales charges imposed upon certain redemptions by Class A and Class C shareholders, respectively.

PGIM, Inc., PGIM Investments and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of- pocket expenses paid to non-affiliates, where applicable.

Prudential Short Duration Muni High Income Fund	37

Notes to Financial Statements (continued)

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common trustees, and/or common officers. Such transactions are subject to ratification by the Board.

Note 4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities, (excluding short-term investments and U.S. Treasury securities), for the year ended March 31, 2017, were $102,127,257 and $124,099,388, respectively. The Fund purchases and sales transactions under Rule 17a-7, were $12,102,923 and $21,554,380, respectively for the year ended March 31, 2017.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended March 31, 2017, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment transactions by $9,927 due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized gain (loss) on investments and net assets were not affected by this change.

For the year ended March 31, 2017, the tax character of dividends paid was $2,981,516 of tax-exempt income and $30,950 of ordinary income. For the year ended March 31, 2016, the tax character of dividends paid was $2,158,482 of tax-exempt income and $64,007 of ordinary income.

As of March 31, 2017, the components of distributable earnings on a tax basis was $155,080 of tax-exempt income (includes timing difference of $92,827 for dividends payable). This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

38

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of March 31, 2017 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
$120,706,571	$815,127	$(1,665,890)	$(850,763)

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of accreting market discount for book and tax purposes and wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward of approximately $33,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat post-October capital losses of approximately $754,000 as having been incurred in the following fiscal year (March 31, 2018).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, and Class Z shares. Class A shares are subject to a maximum front-end sales charge of up to 3.25%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are subject to a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

As of March 31, 2017, 3 shareholders of record held 66% of the Fund’s outstanding shares.

Prudential Short Duration Muni High Income Fund	39

Notes to Financial Statements (continued)

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.001 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2017:
Shares sold	3,507,919	$36,045,856
Shares issued in reinvestment of dividends and distributions	65,887	670,297
Shares reacquired	(4,898,635)	(49,910,553)

Net increase (decrease) in shares outstanding before conversion	(1,324,829)	(13,194,400)
Shares reacquired upon conversion into other share class(es)	(662,387)	(6,671,325)

Net increase (decrease) in shares outstanding	(1,987,216)	$(19,865,725)

Year ended March 31, 2016:
Shares sold	5,649,079	$57,285,669
Shares issued in reinvestment of dividends and distributions	34,182	347,434
Shares reacquired†	(499,136)	(5,074,587)

Net increase (decrease) in shares outstanding before conversion	5,184,125	52,558,516
Shares reacquired upon conversion into other share class(es)	(1,257)	(12,742)

Net increase (decrease) in shares outstanding	5,182,868	$52,545,774

Class C
Year ended March 31, 2017:
Shares sold	847,561	$8,654,619
Shares issued in reinvestment of dividends and distributions	14,682	149,225
Shares reacquired	(740,903)	(7,478,261)

Net increase (decrease) in shares outstanding before conversion	121,340	1,325,583
Shares reacquired upon conversion into other share class(es)	(51,795)	(529,971)

Net increase (decrease) in shares outstanding	69,545	$795,612

Year ended March 31, 2016:
Shares sold	1,142,291	$11,587,557
Shares issued in reinvestment of dividends and distributions	8,152	82,761
Shares reacquired†	(246,916)	(2,508,089)

Net increase (decrease) in shares outstanding before conversion	903,527	9,162,229
Shares reacquired upon conversion into other share class(es)	(29,543)	(300,838)

Net increase (decrease) in shares outstanding	873,984	$8,861,391

40

Class Z	Shares	Amount
Year ended March 31, 2017:
Shares sold	5,770,326	$58,890,235
Shares issued in reinvestment of dividends and distributions	84,897	865,442
Shares reacquired	(7,191,294)	(72,735,979)

Net increase (decrease) in shares outstanding before conversion	(1,336,071)	(12,980,302)
Shares issued upon conversion from other share class(es)	714,416	7,201,296

Net increase (decrease) in shares outstanding	(621,655)	$(5,779,006)

Year ended March 31, 2016:
Shares sold	6,365,319	$64,701,198
Shares issued in reinvestment of dividends and distributions	88,650	898,796
Shares reacquired†	(4,883,104)	(49,633,504)

Net increase (decrease) in shares outstanding before conversion	1,570,865	15,966,490
Shares issued upon conversion from other share class(es)	30,775	313,580

Net increase (decrease) in shares outstanding	1,601,640	$16,280,070

†	Includes affiliated redemption of 1,030 shares with a value of $10,421 for Class A shares, 1,019 shares with a value of $10,301 for Class C Shares, and 2,595,327 shares with a value of $26,465,021 for Class Z shares.

Note 7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. Prior to October 6, 2016, the Funds had a prior SCA that provided a commitment of $900 million in which the Funds paid an annualized commitment fee of .11% of the unused portion of the prior SCA. For the SCA and the prior SCA, the Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. The interest on borrowings under each SCA is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

The Fund utilized the SCA during the year ended March 31, 2017. The average daily balance for the 21 days that the Fund had loans outstanding during the year was $1,144,571, borrowed at a weighted average interest rate of 1.78%. The maximum loan balance outstanding during the period was $4,722,000. At March 31, 2017, the Fund did not have an outstanding loan balance.

Note 8. Recent Accounting Pronouncement and Reporting Update

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment

Prudential Short Duration Muni High Income Fund	41

Notes to Financial Statements (continued)

companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Note 9. Other

At the Fund’s Board meeting in March, 2017, the Board of Directors approved a change in the methodology of allocating certain expenses, like Transfer Agency (including sub-transfer agency and networking) and Blue Sky fees. The impact to the net assets of the Fund and individual share classes is not ascertainable at the present time. Management expects to implement the changes by December 31, 2017.

42

Financial Highlights

Class A Shares
	Year Ended March 31, 2017(f)	Year Ended March 31, 2016(f)	May 29, 2014(b) through March 31, 2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.26	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.21	.21	.17
Net realized and unrealized gain (loss) on investments	(.23)	.10	.17
Total from investment operations	(.02)	.31	.34
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.21)	(.17)
Distributions from net realized gains	-	(.01)	-	(c)
Total dividends and distributions	(.21)	(.22)	(.17)
Net Asset Value, end of period	$10.03	$10.26	$10.17
Total Return(a):	(.23)%	3.07%	3.43%

Ratios/Supplemental Data:
Net assets, end of period (000)	$40,966	$62,314	$9,062
Average net assets (000)	$58,677	$32,591	$5,344
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	.85%	.85%	.85%	(d)
Expenses before waivers and/or expense reimbursement	1.06%	1.11%	1.40%	(d)
Net investment income (loss)	2.07%	2.10%	2.21%	(d)
Portfolio turnover rate	70%	19%	31%	(e)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Less than $.005.
(d)	Annualized.
(e)	Not annualized.
(f)	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	43

Financial Highlights (continued)

Class C Shares
	Year Ended March 31, 2017(f)	Year Ended March 31, 2016(f)	May 29, 2014(b) through March 31, 2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.25	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.14	.14	.11
Net realized and unrealized gain (loss) on investments	(.24)	.10	.15
Total from investment operations	(.10)	.24	.26
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.14)	(.10)
Distributions from net realized gains	-	(.01)	-	(c)
Total dividends and distributions	(.13)	(.15)	(.10)
Net Asset Value, end of period	$10.02	$10.25	$10.16
Total Return(a):	(.98)%	2.30%	2.69%

Ratios/Supplemental Data:
Net assets, end of period (000)	$21,240	$21,023	$11,962
Average net assets (000)	$22,803	$15,743	$5,073
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.60%	1.60%	1.60%	(d)
Expenses before waivers and/or expense reimbursement	1.81%	1.86%	2.19%	(d)
Net investment income (loss)	1.33%	1.39%	1.43%	(d)
Portfolio turnover rate	70%	19%	31%	(e)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Less than $.005.
(d)	Annualized.
(e)	Not annualized.
(f)	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

44

Class Z Shares
	Year Ended March 31, 2017(f)	Year Ended March 31, 2016(f)	May 29, 2014(b) through March 31, 2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.26	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.24	.24	.19
Net realized and unrealized gain (loss) on investments	(.25)	.10	.17
Total from investment operations	(.01)	.34	.36
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.24)	(.19)
Distributions from net realized gains	-	(.01)	-	(c)
Total dividends and distributions	(.23)	(.25)	(.19)
Net Asset Value, end of period	$10.02	$10.26	$10.17
Total Return(a):	(0.08)%	3.33%	3.65%

Ratios/Supplemental Data:
Net assets, end of period (000)	$57,368	$65,093	$48,254
Average net assets (000)	$67,197	$54,951	$38,695
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	.60%	.60%	.60%	(d)
Expenses before waivers and/or expense reimbursement	.81%	.86%	1.23%	(d)
Net investment income (loss)	2.33%	2.39%	2.36%	(d)
Portfolio turnover rate	70%	19%	31%	(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Less than $.005.
(d)	Annualized.
(e)	Not annualized.
(f)	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	45

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 12:

We have audited the accompanying statement of assets and liabilities of Prudential Short Duration Muni High Income Fund (the “Fund”), one of the four funds constituting Prudential Investment Portfolios 12, including the portfolio of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period May 29, 2014 (commencement of operations) through March 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 24, 2017

46

Income Tax Information (unaudited)

We are advising you that during the fiscal year ended March 31, 2017, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class C	Class Z

Tax-Exempt Dividends	$.205	$.129	$.230

In January 2018, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2017.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Prudential Short Duration Muni High Income Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Ellen S. Alberding (59) Board Member Portfolios Overseen: 87	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (64) Board Member Portfolios Overseen: 87	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Linda W. Bynoe (64) Board Member Portfolios Overseen: 87	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Short Duration Muni High Income Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Keith F. Hartstein (60) Board Member & Independent Chair Portfolios Overseen: 87	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 87	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Richard A. Redeker (73) Board Member & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)- Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 87	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Visit our website at pgiminvestments.com

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Stuart S. Parker (54) Board Member & President Portfolios Overseen: 87	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 87	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Grace C. Torres* (57) Board Member Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2001; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Short Duration Muni High Income Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014

Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, PGIM Investments LLC (since April 2004); and Director, Compliance, PGIM Investments LLC (2001-2004).	Since 2008

Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since 2016

M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006

Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014

Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

Prudential Short Duration Muni High Income Fund

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	225 Liberty Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10281

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Short Duration Muni High Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SHORT DURATION MUNI HIGH INCOME FUND

SHARE CLASS	A	C	Z
NASDAQ	PDSAX	PDSCX	PDSZX
CUSIP	744336835	744336827	744336819

MF222E

Item 2 –	Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 –	Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 –	Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended March 31, 2017 and March 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $98,724 and $95,849 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended March 31, 2017 and March 31, 2016: none.

(c)	Tax Fees

For the fiscal years ended March 31, 2017 and March 31, 2016: none.

(d)	All Other Fees

For the fiscal years ended March 31, 2017 and March 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended March 31, 2017 and March 31, 2016: none.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2017 and March 31, 2016 was $0 and $0, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 12

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	May 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	May 25, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	May 25, 2017